                                                                    Exhibit 4.01

                                                                  EXECUTION COPY

===============================================================================


                           PORT ARTHUR FINANCE CORP.,
                                   as Issuer,

                        PORT ARTHUR COKER COMPANY L.P.,
                         as Partnership and Guarantor,

                          SABINE RIVER HOLDING CORP.,
              as General Partner of the Partnership and Guarantor

                                      and

                          NECHES RIVER HOLDING CORP.,
              as Limited Partner of the Partnership and Guarantor

                                       TO

                                 HSBC BANK USA,
       as Capital Markets Trustee for the Capital Markets Senior Lenders

                                      and

                             BANKERS TRUST COMPANY,
                 as Collateral Trustee for the Secured Parties
                                 ______________

                                   Indenture

                          Dated as of August 19, 1999

                                 ______________


                      12.50% Senior Secured Notes Due 2009


===============================================================================

                               Table of Contents

Section                                                                                                                         Page
                                                            ARTICLE ONE

                                      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions...................................................................................................       2
SECTION 102.  Compliance Certificates and Opinions..........................................................................      10
SECTION 103.  Form of Documents Delivered to Capital Markets Trustee........................................................      11
SECTION 104.  Acts of Holders; Record Dates.................................................................................      11
SECTION 105.  Notices, Etc., to Capital Markets Trustee, the Issuer, the Guarantors and
                the Collateral Trustee......................................................................................      13
SECTION 106.  Notice to Holders; Waiver.....................................................................................      14
SECTION 107.  Conflict with Trust Indenture Act.............................................................................      14
SECTION 108.  Effect of Headings and Table of Contents......................................................................      15
SECTION 109.  Successors and Assigns........................................................................................      15
SECTION 110.  Separability Clause...........................................................................................      15
SECTION 111.  Benefits of Indenture.........................................................................................      15
SECTION 112.  GOVERNING LAW.................................................................................................      15
SECTION 113.  Legal Holidays................................................................................................      15
SECTION 114.  Execution of Other Documents; Conflicts.......................................................................      15
SECTION 115.  Payments by the Collateral Trustee............................................................................      16
SECTION 116.  Information to Holders........................................................................................      16
SECTION 117.  Consent to Jurisdiction.......................................................................................      16
SECTION 118.  Incorporation of Certain Terms of the Common Security Agreement...............................................      17

                                                            ARTICLE TWO

                                                          SECURITY FORMS

SECTION 201.  Forms Generally...............................................................................................      18
SECTION 202.  Form of Face of Security......................................................................................      20
SECTION 203.  Form of Reverse of Security...................................................................................      25
SECTION 204.  Form of Capital Markets Trustee's Certificate of Authentication...............................................      33
SECTION 205.  Form of Guarantee.............................................................................................      33

_________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section                                                                                                                         Page
SECTION 206.  Legends on Restricted Securities..............................................................................      36

                                                           ARTICLE THREE

                                                          THE SECURITIES

SECTION 301.  Title and Terms...............................................................................................      36
SECTION 302.  Denominations.................................................................................................      37
SECTION 303.  Execution, Authentication, Delivery and Dating................................................................      37
SECTION 304.  Temporary Securities..........................................................................................      39
SECTION 305.  Registration, Registration of Transfer and Exchange...........................................................      39
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..............................................................      48
SECTION 307.  Payment of Interest; Interest Rights Preserved................................................................      49
SECTION 308.  Persons Deemed Owners.........................................................................................      51
SECTION 309.  Cancellation..................................................................................................      51
SECTION 310.  Computation of Interest.......................................................................................      51
SECTION 311.  Security for and Parity of Securities; Ranking................................................................      51
SECTION 312.  CUSIP Numbers.................................................................................................      52
SECTION 313.  Certification Forms...........................................................................................      52

                                                           ARTICLE FOUR

                                                    SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.......................................................................      71
SECTION 402.  Application of Trust Money....................................................................................      72

                                                           ARTICLE FIVE

                                                             REMEDIES

SECTION 501.  Events of Default.............................................................................................      72
SECTION 502.  Acceleration of Maturity; Rescission and Annulment............................................................      72
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Capital
                Markets Trustee.............................................................................................      74
SECTION 504.  Capital Markets Trustee May File Proofs of Claim..............................................................      74

_________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section                                                                                                                         Page
SECTION 505.  Capital Markets Trustee May Enforce Claims Without
                Possession of Securities....................................................................................      75
SECTION 506.  Application of Money Collected................................................................................      75
SECTION 507.  Limitation on Suits...........................................................................................      76
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.....................................      77
SECTION 509.  Restoration of Rights and Remedies............................................................................      78
SECTION 510.  Rights and Remedies Cumulative................................................................................      78
SECTION 511.  Delay or Omission Not Waiver..................................................................................      78
SECTION 512.  Control by Holders............................................................................................      78
SECTION 513.  Waiver of Past Defaults.......................................................................................      79
SECTION 514.  Undertaking for Costs.........................................................................................      79
SECTION 515.  Waiver of Usury, Stay or Extension Laws.......................................................................      80

                                                            ARTICLE SIX

                                                    THE CAPITAL MARKETS TRUSTEE

SECTION 601.  Certain Duties and Responsibilities...........................................................................      80
SECTION 602.  Notice of Defaults............................................................................................      81
SECTION 603.  Certain Rights of Capital Markets Trustee.....................................................................      82
SECTION 604.  Not Responsible for Recitals or Issuance of Securities........................................................      83
SECTION 605.  May Hold Securities...........................................................................................      83
SECTION 606.  Money Held in Trust...........................................................................................      83
SECTION 607.  Compensation and Reimbursement................................................................................      84
SECTION 608.  Disqualification; Conflicting Interests.......................................................................      85
SECTION 609.  Corporate Capital Markets Trustee Required; Eligibility.......................................................      85
SECTION 610.  Resignation and Removal; Appointment of Successor.............................................................      86
SECTION 611.  Acceptance of Appointment by Successor........................................................................      87
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...................................................      87
SECTION 613.  Preferential Collection of Claims Against Issuer and the Guarantors...........................................      88
SECTION 614.  Appointment of Authenticating Agent...........................................................................      88
SECTION 615.  Appointment of Paying Agents and Transfer Agents..............................................................      90

                                                           ARTICLE SEVEN

                                      HOLDERS' LISTS AND REPORTS BY CAPITAL MARKETS TRUSTEE,

_________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section                                                                  Page

                             ISSUER AND GUARANTORS
SECTION 701.  Issuer to Furnish Capital Markets Trustee Names and
                Addresses of Holders.....................................  91
SECTION 702.  Preservation of Information; Communications to Holders.....  91
SECTION 703.  Reports by Capital Markets Trustee.........................  92
SECTION 704.  Reports by Issuer and Guarantors...........................  92
SECTION 705.  Information Provided by Issuer and Guarantors..............  92

                                 ARTICLE EIGHT

                              INTERCREDITOR ISSUES

SECTION 801.  Senior Debt................................................  92
SECTION 802.  Actions to Be Taken by Capital Markets Trustee Under Common
                Security Agreement.......................................  93

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.........  94
SECTION 902.  Supplemental Indentures with Consent of Holders............  95
SECTION 903.  Amendments to Certain Financing Documents Without Consent
                of Holders...............................................  97
SECTION 904.  Execution of Supplemental Indentures.......................  98
SECTION 905.  Effect of Supplemental Indentures..........................  98
SECTION 906.  Conformity with Trust Indenture Act........................  98
SECTION 907.  Reference in Securities to Supplemental Indentures.........  98
SECTION 908.  Notice of Supplemental Indenture...........................  98

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. Covenants..................................................  99
SECTION 1002. Payment of Principal, Premium and Interest.................  99
SECTION 1003. Maintenance of Office or Agency............................  99
SECTION 1004. Money for Security Payments to Be Held in Trust............ 100


_____________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section                                                                  Page

                             ISSUER AND GUARANTORS
SECTION 1005.  Statement by Officers as to Default.....................  100
SECTION 1006.  Provision of Financial Information......................  101
SECTION 1007.  Available Information...................................  101
SECTION 1008.  Waiver of Certain Covenants.............................  101

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

SECTION 1101.  Right of Redemption.....................................  102
SECTION 1102.  Election to Redeem; Notice to Capital Markets Trustee...  102
SECTION 1103.  Selection by Capital Markets Trustee of Securities to
                Be Redeemed............................................  102
SECTION 1104.  Notice of Redemption....................................  103
SECTION 1105.  Deposit of Redemption Price.............................  103
SECTION 1106.  Securities Payable on Redemption Date...................  104
SECTION 1107.  Securities Redeemed in Part.............................  104

                                ARTICLE TWELVE

                                   GUARANTEE

SECTION 1201.  Guarantee of the Guarantors.............................  104
SECTION 1202.  Execution and Delivery of Guarantee.....................  105

                               ARTICLE THIRTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.  Issuer's Option to Effect Defeasance or Covenant
                Defeasance.............................................  105
SECTION 1302.  Defeasance and Discharge................................  105
SECTION 1303.  Covenant Defeasance.....................................  106
SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.........  106
SECTION 1305.  Deposited Money and U.S. Government Obligations to Be
                Held in Trust; Miscellaneous Provisions................  108
SECTION 1306.  Reinstatement...........................................  109

SIGNATURES AND SEALS...................................................  112

_____________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

ACKNOWLEDGMENTS........................................................  114

_____________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                   EXHIBITS

Exhibit A   Form of Request for Information from the Capital Markets Trustee..  A-1
Exhibit B   Form of Request for Financial Information from the Issuer or the
              Partnership.....................................................  B-1

_____________

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of August 19, 1999, among PORT ARTHUR FINANCING CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), having its principal office at Port Arthur, Texas, PORT ARTHUR COKER COMPANY L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Partnership"), having its principal office at Port Arthur, Texas, SABINE RIVER HOLDING CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "General Partner"), having its principal office at Port Arthur, Texas, NECHES RIVER HOLDING CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors"), having its principal office at Port Arthur, Texas, HSBC BANK USA, a New York banking corporation and trust company, as Trustee hereunder (herein called the "Capital Markets Trustee") and BANKERS TRUST COMPANY, a New York banking corporation and trust company (herein called the "Collateral Trustee").


                                   RECITALS

          The Issuer has duly authorized the creation of an issue of its Senior Secured Notes Due 2009 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities, Exchange Securities or Private Exchange Securities, each as defined herein. The Original Securities, the Exchange Securities and the Private Exchange Securities shall rank pari passu with one another and, except as provided in Sections 201, 206, 303 and 305, shall have identical terms.

          The Guarantors have duly authorized the execution and delivery of this Indenture to provide for herein a Guarantee to the Holders.

          All things necessary (i) to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, in accordance with their terms, (ii) to make this Indenture a valid agreement of the Issuer and the Guarantors, in accordance with its terms, and (iii) to make the Guarantee a valid agreement of the Guarantors for the guarantee of the Securities, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and of the covenants contained herein and in the Common Security Agreement and in consideration of the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) all capitalized terms used but not defined herein or in the Trust Indenture Act shall have the meanings assigned to such terms in Appendix A of the Common Security Agreement;

          (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (3) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

          (5) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made in accordance with generally accepted accounting principles consistently applied;

          (6) unless the context otherwise requires, any reference to an "Article" or a "Section" or an "Appendix" refers to an Article or a Section or an Appendix, as the case may be, of this Indenture;

          (7) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (8) references to any document or agreement, including this Indenture, shall be to such document or agreement as amended, supplemented or replaced from time to time in accordance with its terms; and

          (9) references to any party to this Indenture or any other document or agreement shall include its successors and permitted assigns.

          "Act", when used with respect to any Holder, has the meaning specified in clause (1) of Section 104.

          "Agent Member" has the meaning specified in subclause (iii) of Section 305(3)(E).

          "Applicable Procedures" means the rules and procedures of the U.S. Depository, Euroclear and CEDEL, in each case to the extent applicable.

          "Authenticating Agent" means any Person authorized by the Capital Markets Trustee pursuant to Section 614 to act on behalf of the Capital Markets Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the Issuer or any duly authorized committee of that board.

          "Capital Markets Trustee" means the Person named as the "Capital Markets Trustee" in the first paragraph of this instrument until a successor Capital Markets Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Capital Markets Trustee" shall mean such successor Capital Markets Trustee.

          "CEDEL" means Cedelbank.

          "Collateral Trustee" means the Person named as the "Collateral Trustee" in the first paragraph of this instrument until a successor Collateral Trustee shall have become such pursuant to the applicable provisions of the Common Security Agreement, and thereafter "Collateral Trustee" shall mean such successor Collateral Trustee.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Security Agreement" means the Common Security Agreement, dated as of the date hereof, among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent, Bankers Trust Company, as Collateral Trustee for the Secured Parties, Deutsche Bank AG, New York Branch, as Bank Senior Lenders Administrative Agent, HSBC Bank USA, as Capital Markets Trustee for the Capital Markets Senior Lenders, and Bankers Trust Company, as Depositary Bank, as the same may be amended or supplemented in accordance with its terms and in effect from time to time.

          "Corporate Trust Office" means the principal corporate trust office of the Capital Markets Trustee or the Collateral Trustee, as the case may be, in The City of New York, New York, at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1303.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Defeasance" has the meaning specified in Section 1302.

          "Depository Securities Certification" means a Depository Securities Certification substantially in the form set forth in clause (2) of Section 313.

          "Distribution Compliance Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that the Purchasers advise the Issuer, the Guarantors and the Capital Markets Trustee is the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and
(ii) the Closing Date.

          "Euroclear" means the Euroclear Clearance System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer" means the offer by the Issuer and the Guarantors, pursuant to an effective registration statement and the Registration Rights Agreement, to Holders of Original Securities, to issue and deliver to such Holders, in exchange for the Original Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

          "Exchange Securities" means the Securities issued pursuant to the Exchange Offer and their Successor Securities.

          "Further Notes" means securities issued pursuant to clause (7)(A) of
Section 901.

          "General Partner" means the Person named as the "General Partner" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "General Partner" shall mean such successor Person.

          "Global Security" means a Security that is registered in the Security Register in the name of the U.S. Depository.

          "Guarantee" means the obligations of the Guarantors set forth in
Section 205 and endorsed on a Security authenticated and delivered pursuant to this Indenture.

          "Guarantors" means the Persons named as the "Guarantors" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantors" shall mean such successor Persons.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

          "Issuer Order" or "Issuer Request" means, unless the context provides otherwise, a written order or request signed on behalf of the Issuer by a Responsible Officer of the Issuer and delivered to the Capital Markets Trustee.

          "Limited Partner" means the Person named as the "Limited Partner" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Limited Partner" shall mean such successor Person.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" has the meaning specified in Section 602.

          "Officers' Certificate" means a certificate signed by two Responsible Officers and delivered to the Capital Markets Trustee. One of the Responsible Officers signing an Officers' Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the General Partner.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Partnership, as the case may be, and who shall be acceptable to the Capital Markets Trustee.

          "Original Securities" means the Securities issued by the Issuer to the Purchasers pursuant to the Purchase Agreement and their Successor Securities.

          "Other Yields" has the meaning set forth in Section 203.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore cancelled by the Capital Markets Trustee or delivered to the Capital Markets Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Capital Markets Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Capital Markets Trustee has been made;

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Capital Markets Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer; and

               (iv) Securities as to which Defeasance has been effected pursuant to Section 1302;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any

Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Capital Markets Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Capital Markets Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Capital Markets Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

          "Owner Securities Certification" means an Owner Securities Certification substantially in the form set forth in clause (1) of Section 313.

          "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person.

          "Partnership Order" or "Partnership Request" means, unless the context provides otherwise, a written order or request signed on behalf of the Partnership by a Responsible Officer of the General Partner and delivered to the Capital Markets Trustee.

          "Paying Agent" means any Person authorized by the Issuer pursuant to
Section 615 to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

          "Payment Date" means each January 15 and July 15 of each year, commencing January 15, 2000 in the case of interest and July 15, 2002 in the case of principal.

          "Payment Default" means an Event of Default specified in clause (a) of
Section 10.01 of the Common Security Agreement.

          "Place of Payment", when used with respect to the Securities, means The Borough of Manhattan, The City of New York, and the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Post-Default Rate" means in respect of any principal of any Security Outstanding or any other amount under the Indenture (including interest) which is not paid when due, a rate per annum equal to 2% plus the stated interest rate for such Security.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Primary Issue" has the meaning set forth in Section 203.

          "Private Exchange Securities" has the meaning specified in Section 1 of the Registration Rights Agreement.

          "Purchase Agreement" means the Purchase Agreement, dated as of August 10, 1999, among the Issuer, the Partnership, Sabine River Holding Corp., Neches River Holding Corp., Clark Refining Holdings Inc. and the Purchasers.

          "Purchasers" means Credit Suisse First Boston, Goldman, Sachs & Co. and Deutsche Bank Securities Inc.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date set for a redemption of such Security by or pursuant to this Indenture.

          "Redemption Premium", when used with respect to any Security to be redeemed, has the meaning specified in Section 203.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture in an amount equal to the unpaid principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon, if any, up to but excluding the Redemption Date plus the applicable Redemption Premium, if any (except that, with respect to a redemption pursuant to clause (a) and (c) of Section 2.05 of the Common Security Agreement, as set forth in the second paragraph of Section 203 of this Agreement, there shall be no Redemption Premium).

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among the Issuer, the Partnership, Sabine River Holding Corp., Neches River Holding Corp., Clark Refining Holdings Inc. and the Purchasers.

          "Regular Record Date" for the interest payable on any Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Payment Date.

          "Regulation S" means Regulation S under the Securities Act and any successor thereto, in each case as amended from time to time.

          "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Security.

          "Remaining Average Life" has the meaning set forth in Section 203.

          "Required Filing Date" has the meaning specified in Section 1006.

          "Responsible Officer" has the meaning specified in the Common Security Agreement and when used with respect to the Capital Markets Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Capital Markets Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Global Security" has the meaning specified in Section 201.

          "Restricted Securities" means all Original Securities or Private Exchange Securities other than the Temporary Regulation S Global Security or Unrestricted Global Security, provided that Restricted Securities shall cease to be Restricted Securities upon the removal of the legends therefrom pursuant to clause (2) of Section 305.

          "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

          "Rule 144A" means Rule 144A under the Securities Act and any rule or regulation successor thereto, in each case as amended from time to time.

          "Rule 144A Information" means, as specified in Section 705, such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          "Securities" has the meaning specified in the first recital of this Indenture and more particularly means the Original Securities, the Exchange Securities and the Private Exchange Securities authenticated and delivered under this Indenture, except that, with respect to the forms of certificates set forth in clauses (1) through (8) of Section 313, "Securities" shall have the meaning set forth therein, respectively.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Selected Documents" has the meaning set forth in Section 903.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or payment of interest thereon, means the date specified in such Security as the fixed date on which such Security or such installment of principal or payment of interest is due and payable.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Temporary Regulation S Global Security" has the meaning specified in
Section 201.

          "Transfer" has the meaning specified in Section 607.

          "Transfer Agent" means any Person authorized by the Issuer pursuant to
Section 615 register any transfer or exchange of the Securities or the Security Register.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

          "U.S. Depository" means The Depository Trust Company until a successor U.S. Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depository" shall mean such successor U.S. Depository.

          "U.S. Government Obligation" has the meaning specified in Section
1304.

          "Unrestricted Global Security" has the meaning specified in Section
201.

SECTION 102.  Compliance Certificates and Opinions.

          Upon any application or request by the Issuer or the Guarantors to the Capital Markets Trustee to take any action under any provision of this Indenture or, to the extent permitted and in the manner provided, under the Common Security Agreement, the Issuer or the Guarantors, as the case may be, shall furnish to the Capital Markets Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer or the Partnership, on behalf of the Guarantors, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or the Common Security Agreement shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; and

          (5) in the case of an Officer's Certificate, a statement by a Responsible Officer that no Event of Default has occurred.

SECTION 103.  Form of Documents Delivered to Capital Markets Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer or the General Partner may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the General Partner, as the case may be, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.

          (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or the Common Security Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Capital Markets Trustee and, where it is hereby expressly required, to the Issuer and the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 601 and 603) conclusive in favor of the Capital Markets Trustee, the Issuer and the Partnership, if made in the manner provided in this Section.

          (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Capital Markets Trustee deems sufficient.

          (3) (A) The Issuer and the Partnership may, in the circumstances permitted by the Trust Indenture Act, set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture or the Common Security Agreement to be given, made or taken by Holders of Securities, provided that the Issuer and the Partnership may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in subclause
(B) of this clause (3). If any record date is set pursuant to this paragraph, the

Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date. Nothing in this paragraph shall be construed to prevent the Issuer and the Partnership from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer and the Partnership, at their own expense, shall cause notice of such record date and the proposed action by the Holders to be given to the Capital Markets Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          (B) The Capital Markets Trustee may set any day as a record date (subject to, in the case of Global Securities, any requirements the Depository may have with respect to the record date for such Global Securities from time to time) for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Act of Holders under the Common Security Agreement, (ii) any declaration of acceleration or the rescission or annulment thereof referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(3) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record. Nothing in this paragraph shall be construed to prevent the Capital Markets Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Capital Markets Trustee, at the Issuer and Partnership's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer and the Partnership in writing and to each Holder of Securities in the manner set forth in Section 106.

          (4) The ownership of Securities shall be proved by the Security Register.

          (5) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of that same Security and the Holder of every Security issued upon the registration of transfer of or in exchange for or in lieu of a particular Security in respect of anything done, omitted or suffered to be done by the Capital Markets Trustee or the Issuer and the Guarantors in reliance thereon, whether or not notation of such action is made upon such Security.

          (6) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices, Etc., to Capital Markets Trustee, the Issuer, the
             Guarantors and the Collateral Trustee.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Capital Markets Trustee by any Holder or by the Issuer or the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Capital Markets Trustee and received at its Corporate Trust Office, as follows: (i) by registered or certified mail, postage prepaid, (ii) by overnight courier or (iii) by facsimile transmission (with confirmation of receipt);

          (2) the Issuer or the Guarantors by the Capital Markets Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantors addressed to them at the address of their respective principal offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Capital Markets Trustee by the Guarantors; or

          (3) the Collateral Trustee by the Capital Markets Trustee, by any Holder, by the Issuer, by the Guarantors, or by an authorized agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Collateral Trustee at its Corporate Trust Office, as follows: (i) by registered or certified mail, postage prepaid, (ii) by overnight courier or (iii) by facsimile transmission (with confirmation of receipt).

SECTION 106. Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice for the purposes of this Indenture. Waivers of notice by Holders shall be filed with the Capital Markets Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Capital Markets Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article, Section and Appendix headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Issuer and each of the Guarantors shall bind their successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.  Legal Holidays.

          In any case where any Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal, as the case may be (and premium, if any), need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  Execution of Other Documents; Conflicts.

          Prior to or simultaneously with the execution and delivery of this Indenture, the Capital Markets Trustee shall enter into the Common Security Agreement and the Transfer Restrictions Agreement, for and on behalf of itself and all future Holders of any of the Securities. All rights, powers and remedies available to the Capital Markets Trustee and all future Holders of any of the Securities, with respect to the Collateral, or otherwise pursuant to the Security Documents, shall be subject to the Common Security Agreement. In the event of any conflict or inconsistency between the terms and conditions of this Indenture and the terms and conditions of the Common Security Agreement and the Security Documents, the terms and provisions of the Common Security Agreement and the Security Documents shall govern and control.

SECTION 115.  Payments by the Collateral Trustee.

          The payment or deposit of any amount or amounts required to be paid or deposited with the Capital Markets Trustee pursuant to this Indenture shall be deemed to have been made by the Issuer or the Guarantors if such amount or amounts shall have been paid or deposited with the Capital Markets Trustee by the Collateral Trustee, provided that any such payment or deposit to the Capital Markets Trustee by the Collateral Trustee shall be accompanied by notification specifying the purpose for which it was made.

SECTION 116.  Information to Holders.

          With respect to the information and documents required to be delivered to the Capital Markets Trustee by the Issuer or the Guarantors pursuant to Rule 144A(d) under the Securities Act or pursuant to the Common Security Agreement, the Capital Markets Trustee shall deliver, at the expense of the Issuer and the Guarantors, any such documents and information (i) to each Holder and (ii) to any beneficial holder of Securities who makes a request to the Capital Markets Trustee (which request shall take the form of Exhibit A hereto) (which request may indicate that it is a continuing request for such information until further notice by such owner of a beneficial interest in a Global Security to the contrary) for such documents or information. Upon request (which request shall take the form of Exhibit B hereto) (which request may indicate that it is a continuing request for such information until further notice by such owner of a beneficial interest in a Global Security to the contrary) of any owner of a beneficial interest in a Global Security or a Holder of a certificated Security, the Issuer and the Guarantors shall deliver all financial information required to be delivered to Senior Lenders by them pursuant to the Common Security Agreement directly to such owner of a beneficial interest in a Global Security or Holder. Further, the Issuer and the Guarantors shall make available for inspection by the holders of beneficial interests in the Securities or their agents at the principal executive office of the Guarantors and the Issuer, upon their request, reasonable information regarding the payment of all Taxes.

SECTION 117.  Consent to Jurisdiction.

            (1) Subject to clause (3) of this Section 117, each party hereto hereby irrevocably consents and agrees, for the benefit of each other party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities may be brought in any Federal or State court located in the Borough of Manhattan, The City of New York, and hereby irrevocably accepts and submits to the exclusive jurisdiction of each such court, to the exclusion of all other courts, with respect to any such action, suit or proceeding. Each party hereto hereby waives to the fullest extent permitted by applicable laws any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

            (2) Each of the Borrower Parties hereby irrevocably appoints CT Corporation System, with offices at the date hereof at 1633 Broadway, New York, New York 10019, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or state court located in the Borough of Manhattan, The City of New York. Each Borrower Party agrees that service of process in respect of it upon its respective agent, together with written notice of such service given to it in the manner provided in Section 105, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. Each of the Borrower Parties agrees that the failure of its respective agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason any Borrower Party's respective agent shall cease to be available to act as such, or if any party hereto that was located in New York ceases to be so located, such party agrees to designate a new agent in the Borough of Manhattan, The City of New York, on the terms and for the purposes of this clause (2).

          (3) Notwithstanding the provision of clause (1) of this Section 117, nothing herein shall be deemed to limit the ability of any of the Holders, the Collateral Trustee, the Capital Markets Trustee or any Applicable Agent to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over any of the Borrower or the Guarantors or bring actions, suits or proceedings against any such party in such other jurisdiction, including without limitation in any Federal or State court located in the State of Texas, and in such manner, as may be permitted by applicable law.

          (4) Each party hereto agrees that a final judgment against it in any action, suit or proceeding taken in any Federal or State Court in the Borough of Manhattan, The City of New York in accordance with clause (1) of this
Section 117 or, in the case of any of the Borrower or Guarantors, in any other court in accordance with clause (3) of this Section 117, shall be conclusive and may be enforced in any jurisdiction by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof, or by any other means provided by law.

SECTION 118.  Incorporation of Certain Terms of the Common Security Agreement.

          The provisions of Sections 14.05, 14.06 and 14.11 of the Common Security Agreement are incorporated in this Indenture by reference, as if set out in this Indenture in full, mutatis mutandis, with all references to "this Agreement" therein being deemed to be references to this Indenture for the purposes hereof.

                                  ARTICLE TWO

                                SECURITY FORMS

SECTION 201.  Forms Generally.

          The Securities, the Guarantees to be endorsed thereon and the Capital Markets Trustee's certificates of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depository therefor, the United States Internal Revenue Code of 1986, as amended and the regulations thereunder, or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution thereof.

          The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Guarantees, as evidenced by their execution of such Securities and Guarantees.

          Except as otherwise provided herein, Restricted Securities shall bear the applicable legends as set forth in Section 202 and as provided in Section 206.

          Securities offered and sold in their initial distribution in reliance on Rule 144A under the Securities Act shall be issued in the form of one or more Global Securities (collectively, the "Restricted Global Security") in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in this Article, with such applicable legends as are provided for in Section 202. Such Global Securities shall be registered in the name of the U.S. Depository for such Global Securities or its nominee and deposited with the Capital Markets Trustee, at its Corporate Trust Office, as custodian for such U.S. Depository, duly executed on behalf of the Issuer and authenticated by the Capital Markets Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Capital Markets Trustee, as custodian for the U.S. Depository for such Global Security, as provided in Section 305, which adjustments shall be conclusive (absent manifest error) as to the aggregate principal amount of any such Global Security.

          Securities offered and sold in their initial distribution in reliance on Regulation S under the Securities Act shall be initially issued in the form of one or more temporary Global Securities in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in this Article, with such applicable legends as are provided for in Section 202. Such Global Securities shall be registered in the name of the U.S. Depository or its nominee and deposited with the Capital Markets Trustee, at its Corporate Trust Office, as custodian for the U.S. Depository, duly executed by the Issuer and authenticated by the Capital Markets Trustee as hereinafter provided, for credit to the respective accounts of beneficial owners of such Global Securities (or such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or Citibank, N.A. as operator of CEDEL. Until such time as the applicable Distribution Compliance Period shall have terminated, the temporary Global Securities shall be referred to herein collectively as the "Temporary Regulation S Global Security". On or after the termination of the relevant Distribution Compliance Period, interests in the Temporary Regulation S Global Security will be exchangeable for corresponding interests in one or more unrestricted Global Securities (collectively, the "Unrestricted Global Security"), in definitive, fully registered form without interest coupons, substantially in the form set forth in this Article, with such applicable legends as are provided for in Section 202 in accordance with the certification requirements set forth in the immediately following two paragraphs. The aggregate principal amount of the Temporary Regulation S Global Security (or the aggregate principal amount of Securities represented thereby) and the Unrestricted Global Security (or the aggregate principal amount of Securities represented thereby) may from time to time be increased or decreased by adjustments made on the records of the Capital Markets Trustee, as custodian for the U.S. Depository for such Global Security, as provided in Section 305, which adjustments shall be conclusive (absent manifest error) as to the aggregate principal amount of any such Global Security. As used herein, the term "Distribution Compliance Period", with respect to Global Securities offered and sold in reliance on Regulation S, means the period of 40 consecutive days beginning on and including the later of (i) the day on which the Securities of such series are first offered to Persons other than distributors (as defined in Regulation
S) in reliance on Regulation S (according to a notice to the Issuer and the Capital Markets Trustee provided by the Purchaser(s), if any, of the offering of such Securities) and (ii) the date of the closing of such offering.

          A holder of a beneficial interest in the Temporary Regulation S Global Security may arrange to receive interest through Euroclear or CEDEL on such Temporary Regulation S Global Security only after delivery by such Person to Euroclear or CEDEL, as the case may be, of an Owner Securities Certification (as defined below), and upon delivery by Euroclear or CEDEL, as the case may be, to the principal Paying Agent of a Depositary Securities Certification (as defined below). The delivery by such holder of a beneficial interest in such Temporary Regulation S Global Security of such certification shall constitute an irrevocable instruction by such holder to Euroclear or CEDEL, as the case may be, to exchange such holder's beneficial interest in the Temporary Regulation S Global Security for a beneficial interest in the Unrestricted Global Security upon the expiration of the relevant Distribution Compliance Period in accordance with the next succeeding paragraph. No interest shall be paid to any holder of a beneficial interest in the Temporary Regulation S Global Security until the foregoing Owner Securities Certification has been provided to Euroclear or CEDEL, as the case may be, by such holder and no interest shall be paid to Euroclear or CEDEL on such holder's interest in the Temporary Regulation S Global Security unless Euroclear or CEDEL, as the case may be, has provided a Depositary Securities Certification to the principal Paying Agent with respect to such interest.

          Upon (1) the expiration of the relevant Distribution Compliance Period, (2) delivery by a beneficial owner of an interest in the Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an appropriately completed certificate in substantially the form set forth in
Section 313(1) (an "Owner Securities Certification"), and upon delivery by Euroclear or CEDEL to the Capital Markets Trustee of an appropriately completed certificate in substantially the form set forth in Section 313(2) hereto (a "Depositary Securities Certification"), (3) receipt by the U.S. Depository of
(a) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the U.S. Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Unrestricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered and (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or CEDEL account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (4) receipt by the Capital Markets Trustee of notification from the U.S. Depository of the transactions described in (3) above, the Capital Markets Trustee, as Security Registrar, shall instruct the U.S. Depository to reduce the principal amount of the Temporary Regulation S Global Security and to increase the principal amount of the Unrestricted Global Security by the principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the

Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer.

SECTION 202.  Form of Face of Security.

          [Include if Security is a Restricted Security Other than a Restricted Global Security -- THIS SECURITY AND THE ACCOMPANYING GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
(B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE TRANSFEROR IS REQUIRED TO DELIVER WRITTEN CONFIRMATION TO THE COLLATERAL TRUSTEE THAT THE TRANSFER IS BEING MADE IN COMPLIANCE WITH THE PARTICULAR RESTRICTIONS ON TRANSFER SPECIFIED IN CLAUSE
(A)(2) OR (A)(3) ABOVE. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUERS THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS SECURITY.]

          [Include if Security is a Restricted Global Security -- THIS GLOBAL SECURITY AND THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS GLOBAL SECURITY AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT: (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT), PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION

STATEMENT UNDER THE SECURITIES ACT, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. IN CONNECTION WITH THE INITIAL TRANSFER OF THIS GLOBAL SECURITY (OR ANY INTEREST HEREIN) IN COMPLIANCE WITH CLAUSE (A)(2) OR (A)(3) ABOVE, THE TRANSFEROR IS REQUIRED TO DELIVER WRITTEN CONFIRMATION TO THE TRUSTEE THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH THE PARTICULAR RESTRICTIONS ON TRANSFER SPECIFIED IN SUCH CLAUSE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS SECURITY OR FOR BENEFICIAL INTERESTS HEREIN.]

          [Include if Security is a Temporary Regulation S Global Security -- THIS GLOBAL SECURITY AND THE ACCOMPANYING GUARANTEE ARE A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE UNRESTRICTED GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

          [Include if Security is a Regulation S Security -- THIS SECURITY AND THE ACCOMPANYING GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY AND THE ACCOMPANYING GUARANTEE ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [Include if Security is a Global Security -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO

ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY AND THE ACCOMPANYING GUARANTEE ARE A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY AND THE ACCOMPANYING GUARANTEE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [Insert any legend required by the Internal Revenue Code of 1986, as amended, and the regulations thereunder.]

                           PORT ARTHUR FINANCE CORP.

                      12.50% Senior Secured Note Due 2009

No. __________                                                       $________

          PORT ARTHUR FINANCE CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars [if the Security is a Global Security, then include --, or such other principal amount specified on Schedule A hereto, as it may from time to time be adjusted by endorsement on Schedule A hereto] on the dates and in the amounts set forth on Schedule B hereto or such earlier date as this Security may be redeemed, and to pay interest thereon from August 19, 1999 or from the most recent Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2000, at the rate of 12.50% per annum, until the principal hereof is paid or made available for payment and at the rate of 14.50% per annum on any overdue principal and premium and on any overdue installment of interest until paid, provided that such rate is subject to increase under certain circumstances and for such periods as provided in the Registration Rights Agreement hereinafter referred to. The interest so payable, and punctually paid or duly provided for, on any Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Capital Markets Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that if the Security is ever issued in other than global form, then, at the option of the Capital Markets Trustee, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or in the case of a registered Holder of at least US$1,000,000 principal amount of Securities, by wire transfer to a dollar account maintained and designated by the payee with a bank in The City of New York, unless such Holder has given timely notice otherwise.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Capital Markets Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:


                                        PORT ARTHUR FINANCE CORP.


                                        By:
                                        Name:
                                        Title:
(Seal)

SECTION 203. Form of Reverse of Security.

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its $255,000,000 12.50% Senior Secured Notes Due 2009 (herein called the "Securities"), issued and to be issued under an Indenture, dated as of August 19, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer, Port Arthur Coker Company L.P. (herein called the "Partnership"), Sabine River Holding Corp. (herein called the "General Partner") and Neches River Holding Corp., (herein called the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors") Bankers Trust Company, as Collateral Trustee (herein called the "Collateral Trustee", which term includes any successor trustee under the Common Security Agreement), and HSBC Bank USA, as Capital Markets Trustee (herein called the "Capital Markets Trustee", which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Common Security Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Collateral Trustee, the Capital Markets Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Upon receipt by the Collateral Trustee or the Partnership, as the case may be, of any sums required under clauses (a) and (c) of Section 2.05 of the Common Security Agreement to be applied as Mandatory Prepayments of Senior Debt, the Issuer shall redeem Outstanding Securities on a pro rata basis in accordance with Section 2.06 of the Common Security Agreement at the applicable Redemption Price less any amount paid to the holders of other Senior Debt, provided that Redemption Date shall fall within 10 days after the receipt by the Collateral Trustee or the Partnership, as the case may be, of such amounts in an amount equal to such sums so required to be applied as Mandatory Prepayments. Notice of such redemption will be mailed by the Capital Markets Trustee to each Holder at such Holder's address of record not less than 30 days nor more than 60 days prior to the Redemption Date.

          Subject to the terms of the Common Security Agreement, the Issuer shall have the right, without the consent of Holders, to redeem all or any portion of the Outstanding Securities, in whole or in part, at any time and from time to time at the applicable Redemption Price.

          "Redemption Premium" shall mean, an amount calculated by the Issuer as of the Redemption Date as follows:

          (A) the average life of the remaining scheduled payments of principal in respect of the Outstanding Securities (the "Remaining Average Life") shall be calculated as of the Redemption Date;

          (B) the yield to maturity shall be calculated for the United States Treasury security having an average life equal to the Remaining Average Life and trading in the secondary market at the price closest to par (the "Primary Issue"), provided, however, that if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the "Other Yields") for the two maturities of the United States Treasury securities having average lives most closely corresponding to such Remaining Average Life and trading in the secondary market at the price closest to par shall be calculated, and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month;

          (C) the discounted net present value of the then remaining scheduled payments of principal and interest (but excluding that portion of any scheduled payment of interest that is actually due and paid on the Redemption Date) in respect of Outstanding Securities shall be calculated as of the Redemption Date using a discount factor equal to the sum of (x) the yield to maturity of the Primary Issue, plus (y) 75 basis points; and

          (D) the amount of premium in respect of Securities to be redeemed or purchased shall be an amount equal to (i) the discounted net present value of such Securities to be redeemed or purchased determined in accordance with subclause (C) of this clause (1) minus (ii) the unpaid principal amount of the Securities to be redeemed, provided, however, that the premium shall not be less than zero.

          Notice of such redemption will be mailed by the Capital Markets Trustee to each Holder at such Holder's address of record not less than 30 days nor more than 60 days prior to the Redemption Date.

          On the Redemption Date on which any Security is to be redeemed, the applicable Redemption Price will become due and payable on each Security to be redeemed and interest thereon will cease to accrue on and after such date.

          Any Security that is to be purchased only in part shall be surrendered at a Place of Payment therefor (with due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Capital Markets Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Issuer shall execute, and the Capital Markets Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination requested by such Holder and of like tenor and in aggregated principal amount equal to and in exchange for the remaining unpaid principal amount of the Security so surrendered.

          The Issuer shall make such calculations in good faith, which calculations shall be conclusive in the absence of manifest error.

          The Securities do not have the benefit of any sinking fund obligations.

          Subject to the terms of the Common Security Agreement, the Issuer or its Affiliates shall have the right at any time to purchase any Securities in the open market or otherwise at any price agreed to between the Holders and the purchaser of such Securities. Any Security so purchased by the Issuer must be surrendered to the Capital Markets Trustee for cancellation and may not be re-issued or resold.

          [If a Global Security insert -- In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or purchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the U.S. Depository's custodian for this Security, shall make an adjustment on Schedule A hereto to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          As provided in the Indenture and the Common Security Agreement, the obligations of the Issuer under the Indenture and this Security are unconditionally guaranteed by the Guarantors pursuant to Guarantees endorsed hereon as provided in the Indenture.

          Subject to certain limitations in the Indenture, at any time when neither the Issuer nor any of the Guarantors is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Issuer and each of the Guarantors will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          Subject to the provisions of the Common Security Agreement, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantors, the Collateral Trustee and the Capital Markets Trustee with the consent of a certain percentage, as specified in the Indenture and the Common Security Agreement, of the Holders in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer or any of the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences, provided, however, that the waiver of compliance by the Issuer or any of the Guarantors with certain provisions of the Financing Documents can be made only by specified percentages in aggregate principal amount of Senior Debt (including Bank Senior Debt) outstanding in accordance with the terms of the Common Security Agreement. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of a Registration Rights Agreement, dated as of August 19, 1999, and as the same may be amended from time to time (the "Registration Rights Agreement"), executed by the Issuer, the Guarantors and the other parties thereto. The Registration Rights Agreement provides that the rate of interest borne by the Securities is subject to increase for specified periods if the Issuer and the Guarantors do not comply with certain of their obligations thereunder. Such provisions of the Registration Rights Agreement are hereby incorporated by reference and made a part hereof.

          As provided in and subject to the provisions of the Indenture and the Common Security Agreement, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Capital Markets Trustee written notice of a continuing Default (other than a Default arising on the occurrence and continuation of an Insolvency Event) with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Capital Markets Trustee to institute proceedings in respect of such Default as Capital Markets Trustee and offered the Capital Markets Trustee reasonable indemnity, and the Capital Markets Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security, the Guarantee endorsed hereon, the Indenture or of the Common Security Agreement shall alter or impair the obligation of the Issuer or any of the Guarantors, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantors, the Capital Markets Trustee and any agent of the Issuer, the Guarantors or the Capital Markets Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Guarantors, the Capital Markets Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All Securities issued and Outstanding hereunder rank on a parity with each other Security, and each Security shall be secured by the Collateral equally and ratably pursuant to this Indenture, the Common Security Agreement and the other Security Documents with each other Security, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Security shall be entitled to the same benefits and security in this Indenture, the Common Security Agreement and the other Security Documents as each other Security. The Guarantee is secured by the Collateral pursuant to the Common Security Agreement and the other Security Documents. Except as set forth in Sections 5.05 and 10.12 of the Common Security Agreement and other than in the case of claims which may be granted preferential treatment pursuant to applicable law, (i) the Securities shall rank pari passu with any other Securities issued under this Indenture and with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement, to which the Issuer or the Partnership is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement, and (ii) the Guarantee shall rank pari passu with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement, to which the Issuer or the Partnership is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement, and in each case shall be senior to all Subordinated Debt. In accordance with the terms of the Common Security Agreement and the other Security Documents, the Partnership shall be solely responsible for the continued maintenance, priority and perfection of such security interests.

          Each Holder and each beneficial owner of an interest in any Security acknowledge that the Capital Markets Trustee has entered into the Common Security Agreement on behalf of the Holders and all future Holders, and by its acceptance of this Security agree that the Capital Markets Trustee shall have the right and authority, subject to the terms and provisions of the Indenture, to act for and on behalf of the Holders and all future Holders with respect to the Financing Documents. Notwithstanding anything to the contrary expressed or implied in the Indenture, all rights, powers and remedies available to the Capital Markets Trustee, the Holders and all future Holders shall be subject to the Common Security Agreement. In the event of any conflict or inconsistency between the terms and provisions of the Indenture and the terms and provisions of the Common Security Agreement, the terms and provisions of the Common Security Agreement shall govern and control.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture or the Common Security Agreement.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

[If Security is a Global Security, insert as a separate page --

                                                                      Schedule A

                            SCHEDULE OF ADJUSTMENTS

                                                              Principal           Notation made
     Date             Principal          Principal             amount             on behalf of
  adjustment            amount             amount             following           the Security
     made              increase           decrease           adjustment             Registrar
    ------             --------           --------           ----------            -----------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------
---------------    --------------     --------------     -----------------    ----------------------

                                                                      Schedule B

                        SCHEDULE OF PRINCIPAL PAYMENTS

                                                          Percentage
                                                         of Principal
     Payment Date                                        Amount Payable
     ------------                                       ----------------

     July 15, 2002..................................         1.70%

     January 15, 2003...............................         1.70%

     July 15, 2003..................................         4.10%

     January 15, 2004...............................         4.10%

     July 15, 2004..................................         6.00%

     January 15, 2005...............................         6.00%

     July 15, 2005..................................         9.10%

     January 15, 2006...............................         9.10%

     July 15, 2006..................................         9.10%

     January 15, 2007...............................         9.10%

     July 15, 2007..................................         7.90%

     January 15, 2008...............................         7.90%

     July 15, 2008..................................        12.10%

     January 15, 2009...............................        12.10%

SECTION 204. Form of Capital Markets Trustee's Certificate of Authentication.

          This is one of the Securities referred to in the within-mentioned Indenture.

                                             HSBC BANK USA,
                                                  as Capital Markets Trustee


                                             By
                                                  Authorized Officer

SECTION 205. Form of Guarantee.

                                   GUARANTEE

          (1) Each of the Guarantors hereby unconditionally, jointly and severally guarantees to each Holder (a) the due and punctual payment of the principal of (premium on, if any,) and interest on each Security when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, in accordance with the terms of the Indenture, the Securities and the Common Security Agreement and (b) the performance by the Issuer of each of its other obligations under the Indenture and the other Financing Documents. In the case of the failure of the Issuer or any successor thereto punctually to pay to each Holder any such principal, interest, Redemption Premium, if any, and any other amounts due under the Indenture, the applicable Securities and the Common Security Agreement, each of the Guarantors hereby agrees to cause any such payments to be made punctually when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, as if such payments were made by the Issuer. Each of the Guarantors hereby agrees that its obligations hereunder shall be as if it were a principal debtor and obligor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Senior Loan or any provision of this Indenture or of the other Financing Documents, any failure to enforce the provisions of any Security or any provision of the Indenture or of the other Financing Documents, any waiver, modification or indulgence granted to the Issuer with respect thereto by any Holder, the Collateral Trustee, the Capital Markets Trustee or any Applicable Agent, any recovery of any judgment against the Issuer to enforce the same, any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of any Securities, the Indenture or any other Financing Document or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

          (2) Each of the Guarantors hereby expressly (a) waives (i) promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, bankruptcy or insolvency of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest, order and notice with respect to any Security or the Senior Debt evidenced thereby and all demands whatsoever and
(ii) any requirement that a Holder exhaust any right to take any action against the Issuer or any other Person prior to or contemporaneously with proceeding to exercise any right against the Guarantors and (b) covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal amount due thereunder and any interest thereon.

          (3) Each of the Guarantors acknowledges and agrees for the benefit of the Capital Markets Trustee on behalf of the Holders and the Holders that the Capital Markets Trustee and such Holders may, subject to the other provisions of the Indenture and the Common Security Agreement, directly and simultaneously proceed against any or all of the Guarantors for the enforcement of this Guarantee and against the Issuer. The obligations of the Guarantors under this Guarantee are independent of the Senior Debt Obligations of the Issuer, and a separate action or actions may be brought and prosecuted against any or all of the Guarantors whether or not (a) any action or proceeding is brought against the Issuer, (b) the Issuer is joined in any such action or proceeding against any or all of the Guarantors or (c) the Capital Markets Trustee or such Holders have taken any action to collect or attempted to collect otherwise such obligations from the Issuer or any other Person liable therefor.

          (4) Each of the Guarantors hereby irrevocably agrees that (a) this Guarantee will constitute the direct and unconditional obligation of each of the Guarantors and, (b) except as set forth in Sections 5.05 and 10.12 of the Common Security Agreement and other than in the case of claims which may be granted preferential treatment pursuant to applicable law, the Guarantee shall rank pari passu with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement, to which the Issuer or the Partnership is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement, and in each case shall be senior to all Subordinated Debt.

          (5) Each of the Guarantors hereby agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment or any partial payment of any obligations or interest thereon is rescinded or must otherwise be restored by a Holder to the Issuer upon the bankruptcy or insolvency of the Issuer or any of the Guarantors.

          (6) Each of the Guarantors hereby agrees that it will pay, or reimburse any Holder on demand for, all reasonable costs and expenses (including fees and disbursements of counsel) incurred by such Holder in connection with any rescission or restoration of this Guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          (7) Each of the Guarantors hereby agrees that, until such time as the Securities and all amounts payable under this Guarantee and the other Financing Documents are paid in full, none of the Guarantors shall be entitled to enforce any claim or other rights, whether presently or hereafter acquired against the Issuer, that arise from the existence, payment, performance or enforcement of any of the Guarantors' obligation under this Guarantee, including without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Holder of any Security authenticated and delivered by the Capital Markets Trustee and the Capital Markets Trustee on behalf of such Holder against the Issuer or any collateral that any such Holder or the Capital Markets Trustee on behalf of such Holder acquires under the Indenture, the Security Documents or any other Financing Document, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the payment in full of all Senior Debt Obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to the respective Guarantor or Guarantors for the benefit of, and held in trust for the benefit of, the Holders and the Capital Markets Trustee on behalf of the Holders, and shall forthwith be paid to the Capital Markets Trustee for the benefit of the Holders to be credited and applied upon such guaranteed Senior Debt Obligations, whether matured or unmatured, in accordance with the terms of this Indenture and the Common Security Agreement.

          (8) The Guarantors shall give prompt written notice to the Capital Markets Trustee of any fact known to any of the Guarantors that would prohibit the making of any payment to the Capital Markets Trustee in respect of this Guarantee.


          IN WITNESS WHEREOF, the Guarantors have caused this Guarantee to be duly executed.


                         PORT ARTHUR COKER COMPANY L.P.

                         By: SABINE RIVER HOLDING CORP.,
                             GENERAL PARTNER


                              By:
                                 Name:
                                 Title:

                         SABINE RIVER HOLDING CORP.

                         By: _________________________________
                            Name:
                            Title


                         NECHES RIVER HOLDING CORP.

                         By: _________________________________
                            Name:
                            Title

SECTION 206. Legends on Restricted Securities.

          Except as otherwise provided in this Indenture, all Securities issued pursuant to this Indenture (including Securities issued upon registration of transfer, in exchange for or in lieu of such Securities) shall be "Restricted Securities", and shall bear the applicable legend(s) setting forth restrictions on transfer provided in Section 202, provided, however, that the term "Restricted Securities" shall not include (i) Temporary Regulation S Global Securities or Unrestricted Global Securities, (ii) Securities as to which such restrictive legend(s) shall have been removed pursuant to Section 305 and (iii) Securities issued upon registration of transfer of, in exchange for or in lieu of Securities that are not Restricted Securities, including without limitation the Exchange Securities.


                                 ARTICLE THREE

                                THE SECURITIES

SECTION 301. Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $255,000,000 (subject to increase in connection with any issuance of Further Notes pursuant to Section 901(7)) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 907 or 1107.

          The Securities shall be known and designated as the "12.50% Senior Secured Notes Due 2009", of the Issuer. The Stated Maturity of these Securities shall be January 15, 2009, and they shall bear interest at the rate of 12.50%, per annum, from August 19, 1999 or from the most recent Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on January 15 and July 15, commencing January 15, 2000 until the principal thereof is paid or made available for payment; provided that such rate is subject to increase in certain circumstances as provided in the Registration Rights Agreement, which is hereby incorporated by reference herein.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuer in The City of New York, New York maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall be unconditionally guaranteed by the Guarantors as provided in Article Twelve.

          The Securities shall be subject to defeasance at the option of the Issuer as provided in Article Thirteen.

SECTION 302. Denominations.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Issuer by a duly authorized Responsible Officer of the Issuer. The accompanying Guarantees shall be executed on behalf of the Guarantors by a duly authorized Responsible Officer of each. The signature of any of these officers on the Securities or the Guarantees may be manual or facsimile.

          Securities or the accompanying Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer or any of the Guarantors, respectively, shall bind the Issuer or the respective Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or the accompanying Guarantees or did not hold such offices at the date of such Securities or the accompanying Guarantees.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer, and having endorsed thereon the Guarantee executed as provided in Section 1202 by the Guarantors, to the Capital Markets Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities; and the Capital Markets Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities with such Guarantees endorsed thereon as in this Indenture provided and not otherwise.

          At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Issuer may deliver Exchange Securities executed by the Issuer, and having endorsed thereon the Guarantee executed under
Section 1202 by the Guarantors, to the Capital Markets Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities, and a like principal amount of Original Securities for cancellation in accordance with Section 309 of this Indenture, and the Capital Markets Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities, with the Guarantee endorsed thereon. Each such Issuer Order shall be accompanied by an Opinion of Counsel stating in substance

          (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities with the Guarantee of the Guarantors endorsed thereon have been complied with and that such Exchange Securities and the Guarantee of the Guarantors endorsed thereon have been duly executed and, when such Securities have been duly authenticated and delivered by the Capital Markets Trustee, will be duly issued and delivered and will constitute valid and legally binding obligations of the Issuer and the Guarantors, respectively, enforceable in accordance with their terms and subject to the terms of and entitled to the benefits of this Indenture and any other Financing Documents, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

          The Capital Markets Trustee shall also receive Officers' Certificates from each of the Issuer and the Guarantors stating that, immediately after the authentication and delivery of such Securities and the Guarantees endorsed thereon, no Event of Default or Potential Default shall have occurred and that such Exchange Securities are freely tradeable to the extent contemplated by the prospectus delivered in connection with the Exchange Offer.

          Each Security shall be dated the date of its authentication.

          No Security or Guarantee shall be entitled to any benefit under this Indenture, the Common Security Agreement or any other applicable Financing Document or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Capital Markets Trustee by manual signature, and such certificate upon any Security or Guarantee shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder.

SECTION 304. Temporary Securities.

          Pending the preparation of definitive Securities, the Issuer may execute, and upon an Issuer Order the Capital Markets Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Guarantee substantially of the tenor of the definitive Guarantee in lieu of which they are issued duly executed by the Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as evidenced by their execution of such Securities and Guarantees.

          If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1003, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Capital Markets Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor having endorsed thereon Guarantees duly executed by the Guarantors. Until so exchanged the temporary Securities and the temporary Guarantees endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and definitive Guarantees.

SECTION 305. Registration, Registration of Transfer and Exchange.

          (1) The Issuer shall cause to be kept at the Corporate Trust Office of the Capital Markets Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1003 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Capital Markets Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security and the Guarantee endorsed thereon at an office or agency of the Issuer designated pursuant to Section 1003 for such purpose, and subject to the other provisions of this Section 305, the Issuer shall execute, and the Capital Markets Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities with accompanying Guarantees duly executed by the Guarantors and endorsed thereon of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities and the Guarantees endorsed thereon (subject, in the case of a Temporary Regulation S Global Security to the requirements of Section 201) may be exchanged for other Securities, with accompanying Guarantees, of any authorized denominations and of a like aggregate principal amount, upon surrender of such Securities and such Guarantees endorsed thereon to be exchanged at such office or agency. Whenever any Securities, with accompanying Guarantees, are so surrendered for exchange, and subject to the other provisions of this Section 305, the Issuer shall execute, and the Capital Markets Trustee shall authenticate and deliver, the Securities with accompanying Guarantees duly executed by the Guarantors and endorsed thereon that the Holder making the exchange is entitled to receive.

          All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities, including without limitation the Exchange Securities, shall be the valid obligations of the Issuer and the Guarantors, respectively, and subject to the other provisions of this Section 305, evidencing the same debt, and entitled to the same benefits under this Indenture and the other Financing Documents, as the Securities upon such registration of transfer or exchange.

          Every Security and accompanying Guarantee presented or surrendered for registration of transfer or for exchange shall (if so required by the Capital Markets Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities and accompanying Guarantees, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

          (2) Restricted Securities. Each Restricted Security, including any Security issued upon transfer or exchange thereof (other than pursuant to the Exchange Offer), shall be subject to the restrictions on transfer provided in the applicable legend(s) required to be set forth on the face of each Restricted Security pursuant to Section 202, unless such restrictions on transfer shall be waived by the written consent of the Issuer, the Guarantors and the Capital Markets Trustee, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Restricted Security must be accompanied by an appropriately completed certificate in substantially the form set forth in or contemplated by clause (7) of Section 313 (which may be attached to or set forth in the Restricted Security), dated the date of such surrender and signed by the Holder of such Restricted Security, as to compliance with such restrictions on transfer, unless the Issuer shall have notified the Capital Markets Trustee pursuant to this Section 305 that there is an effective registration statement under the Securities Act with respect to such Restricted Security. Neither the Security Registrar nor any Transfer Agent shall be required to accept for such registration of transfer or exchange any Restricted Security not so accompanied by a properly completed certificate.

          Except as otherwise provided in the preceding paragraph, if Securities are issued upon the transfer, exchange or replacement of Securities bearing a legend or legends setting forth restrictions on transfer that are intended to ensure compliance with the Securities Act, or if a request is made to remove such legend(s) on a Security, the Securities so issued shall bear such legend(s), or such legend(s) shall not be removed, as the case may be, unless the transferor delivers to the Issuer and the Capital Markets Trustee such satisfactory evidence (which may include an opinion of independent counsel experienced in matters of United States securities law as may be reasonably satisfactory to the Issuer and the Capital Markets Trustee), as may be reasonably required by the Issuer and the Capital Markets Trustee, that neither such legend(s) nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence to the Issuer and the Capital Markets Trustee, the Capital Markets Trustee, at the written direction of the Issuer set forth in an Officers' Certificate, shall authenticate and deliver a Security that does not bear such legend(s). In the absence of bad faith on its part, the Capital Markets Trustee may conclusively rely upon such direction of the Issuer in authenticating and delivering a Security that does not bear such legend(s).

          Upon registration of transfer of or exchange of Securities that are no longer Restricted Securities, the Issuer shall execute, and the Capital Markets Trustee shall authenticate and deliver, a Security that does not bear restrictive legends.

          The Exchange Securities shall not bear any restrictive legends.

          As used in this Section 305(2), the term "transfer" encompasses any sale, pledge or other transfer of any Securities referred to herein.

          (3) Global Securities. This Section 305(3) shall apply to Global Securities.

          (A) Each Global Security authenticated under this Indenture shall be registered in the name of the U.S. Depository designated for such Global Security or a nominee thereof and delivered to such U.S. Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Securities may be represented by one or more Global Securities, and such Global Securities may be Restricted Global Securities, Temporary Regulation S Global Securities, Regulation S Global Securities, or any combination thereof.

          (B) Except as provided under Section 305(3)(E)(vii), notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the U.S. Depository for such Global Security or a nominee thereof unless (i) such U.S. Depository (a) has notified the Issuer that it is unwilling or unable to continue as U.S. Depository for such Global Security, (b) has ceased to be a clearing agency registered under the Exchange Act or (c) has announced an intention permanently to cease business or has in fact done so and, in each case, a successor U.S. Depository is not appointed within 90 days thereof, (ii) the Issuer executes and delivers to the Capital Markets Trustee an Issuer Order providing that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Owners of beneficial interests in such Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in certificated, definitive form and will not be considered the owners or the holders of the Global Securities (or any Securities represented thereby) under the Indenture or the Securities. Upon the occurrence of any of the events described in this subclause (B) that entitle an owner of beneficial interests in a Global Security to receive a certificated, definitive Security registered in such owner's name, the Issuer will cause the appropriate certificated Securities to be delivered. In addition, no beneficial owner of an interest in a Global Security will be able to transfer that interest except in accordance with the U.S. Depository's Applicable Procedures (in addition to those under the Indenture referred to herein). Any Global Security exchanged pursuant to subclause (i) of this subclause (B) shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to subclause (ii) or
     (iii) of this subclause (B) may be exchanged in whole or from time to time in part as directed by the U.S. Depository for such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the second preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the U.S. Depository for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

          (C) Subject to subclause (B) of clause (3) of this Section 305, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for such Global Security or any portion thereof shall be registered in such name or names as the U.S. Depository for such Global Security shall direct.

          (D) (i) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 907 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the U.S. Depository for such Global Security or a nominee thereof and (ii) the U.S. Depository or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the U.S. Depository or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

          (E) Notwithstanding any other provision of this Indenture or of the Securities, transfers of interests in a Global Security of the kind described in Section 201 and in subclauses (iii), (iv) or (v) of this subclause (E), shall be made only in accordance with this subclause (E), and all transfers of an interest in a Temporary Regulation S Global Security shall comply with subclauses (ii), (v) and (viii) of this subclause (E). The provisions of this clause (E) providing for transfers of Securities of a series or beneficial interests in Global Securities of such series to Persons who wish to take delivery in the form of beneficial interests in a Restricted Global Security, a Temporary Regulation S Global Security or an Unrestricted Global Security shall apply only if there is a Restricted Global Security, Temporary Regulation S Global Security or Unrestricted Global Security, as the case may be.

               (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the U.S. Depository or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this subclause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security of the same series but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of subclause (E) of clause (3) of Section 305.

               (ii) Temporary Regulation S Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to Applicable Procedures, only in accordance with this subclause (ii). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an appropriately completed certificate in substantially the form set forth in or contemplated by Section 313(3) and (c) by Euroclear or CEDEL, as the case may be, to the Capital Markets Trustee, as Security Registrar, of a U.S. Depository Securities Certification, the Capital Markets Trustee may direct either Euroclear or CEDEL, as the case may be, to reflect on its records the transfer of a beneficial interest in the

          Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the certification in the form set forth in or contemplated by Section 313(3).

               (iii) Restricted Global Security to Temporary Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this subclause (iii). Upon receipt by (x) the U.S. Depository of (a) written instructions given in accordance with the Applicable Procedures from a member of, or participant in, the U.S. Depository (each, an "Agent Member") directing the U.S. Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security of the same series to be so transferred, (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (c) an appropriately completed certificate in substantially the form set forth in or contemplated by Section 313(4) given by the holder of such beneficial interest in the Restricted Global Security, and (y) the Capital Markets Trustee, as Security Registrar, at its Corporate Trust Office of (a) notification from the U.S. Depository of the transaction described in (x) above and (b) the certificate described in (x)(c) above, the Capital Markets Trustee, as Security Registrar, shall instruct the U.S. Depository for such Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security (and, if so contemplated by such Security, an appropriate notation shall be made on each such Security), by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear and/or CEDEL or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

               (iv) Restricted Global Security to Unrestricted Global Security. If the holder of the beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this subclause (iv). Upon receipt by (x) the U.S. Depository of (a) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the U.S. Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in an Unrestricted Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any such transfer pursuant to Regulation S, the Euroclear or CEDEL account for which such Agent Member's account is held) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (c) an appropriately completed certificate in substantially the form set forth in or contemplated by Section 313(5) given by the holder of such beneficial interest, and (y) the Capital Markets Trustee, as Security Registrar, at its Corporate Trust Office of (a) notification from the U.S. Depository of the transaction described in (x) above and (b) the certificate described in (x)(c) above, the Capital Markets Trustee, as Security Registrar, shall instruct the U.S. Depository for such Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security (and, if so contemplated by such Security, an appropriate notation shall be made on each such Security), by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer. Thereafter, transfers of interests in such Unrestricted Global Security shall not be subject to the foregoing requirements.

               (v) Temporary Regulation S Global Security or Unrestricted Global Security to Restricted Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security on or after the termination of the Distribution Compliance Period or the holder of a beneficial interest in an Unrestricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures and only in accordance with this subclause (v), provided that with respect to any transfer of a beneficial interest in a Temporary Regulation S Global Security (except a transfer pursuant to
          Section 305(3)(E)(vii)(b)), the transferor and Euroclear or CEDEL, as the case may be, must have previously delivered the Owner Securities Certification and U.S. Depository Securities Certification with respect to such beneficial interest. Upon receipt by (x) the U.S. Depository of (a) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the U.S. Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security equal to that of the beneficial interest in the Temporary Regulation S Global Security or Unrestricted Global Security to be so transferred, (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if such account is held for Euroclear or CEDEL, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (c) with respect to a transfer of a beneficial interest in the Temporary Regulation S Global Security or the Unrestricted Global Security, an appropriately completed certificate in substantially the form set forth in or contemplated by Section 313(6) given by the holder of such beneficial interest and (y) the Capital Markets Trustee, as Security Registrar, at its Corporate Trust Office of (a) notification from the U.S. Depository of the transaction described in (x) above and (b) the certificate described in (x)(c) above, and in the case of Temporary Regulation S Global Securities, the Owner Securities Certification and U.S. Depository Securities Certification, the Capital Markets Trustee, as Security Registrar, shall instruct the U.S. Depository for such Securities to reduce the principal amount of the Temporary Regulation S Global Security or Unrestricted Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security (and, if so contemplated by such Security, an appropriate notation shall be made on each such Security), by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or Unrestricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or Unrestricted Global Security was reduced upon such transfer.

               (vi) Restricted Security (other than a Restricted Global Security) to Global Security. If the Holder of a Restricted Security (other than a Restricted Global Security) wishes at any time to transfer such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Restricted Global Security, a Temporary Regulation S Global Security or an Unrestricted Global Security, such transfer may be effected, subject to the other provisions of this Indenture and the Applicable Procedures, only in accordance with this subclause (vi). Upon receipt by (x) the U.S. Depository of (a) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the U.S. Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, a Temporary Regulation S Global Security or an Unrestricted Global Security, as the case may be, in a principal amount equal to the principal amount of the Restricted Security to be so transferred,
          (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear or CEDEL account for which such Agent Member's account is held or, if such account is held for Euroclear or CEDEL, the Euroclear or CEDEL account, as the case may be) to be credited with such beneficial interest, and (c) an appropriately completed certificate in substantially the form set forth in or contemplated by Section 313(7) and (y) the Capital Markets Trustee of (a) the Restricted Security to be transferred, (b) notification from the U.S. Depository of the transaction described in (x) above and (c) the certificate described in (x)(c) above, the Capital Markets Trustee, as Security Registrar, shall cancel the Restricted Security, the Issuer shall execute, and the Capital Markets Trustee shall authenticate and deliver, a new definitive Security for the principal amount of the Restricted Security not so transferred, registered in the name of the Holder transferring such Restricted Security, and the Capital Markets Trustee shall instruct the U.S. Depository for such Securities to increase the principal amount of the Restricted Global Security, the Temporary Regulation S Global Security or Unrestricted Global Security, as the case may be, by the remaining principal amount of the Restricted Security so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which, in the case of any increase of the principal amount of a Temporary Regulation S Global Security, shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a corresponding principal amount of the Restricted Global Security, the Temporary Regulation S Global Security or Unrestricted Global Security, as the case may be. The transfer of a Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security other than a Restricted Global Security may be effected only in accordance with Regulation S or Rule 144.

               (vii) Other Exchanges. (a) In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then Outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of subclauses (i) through
          (vi) and this subclause (vii) of Section 305(3)(E) (including the certification requirements intended to insure that transfers of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Issuer and the Capital Markets Trustee, provided that, except as permitted in subclause (B) of clause (3) of this Section 305 hereof, no beneficial interest in a Temporary Regulation S Global Security shall be exchangeable for a definitive Security until the expiration of the Distribution Compliance Period and then only if the certifications described in Section 201 have been provided in respect of such interest.

               (b) Notwithstanding any other provision of this Section 305, a lead underwriter or initial purchaser may exchange beneficial interests in a Temporary Regulation S Global Security held by it for one or more Restricted Securities (including an interest in a Restricted Global Security) only after delivery by such underwriter and initial purchaser, as the case may be, of instructions for such exchange of an appropriately completed certificate substantially in the form set forth in or contemplated by Section 313(7). Upon receipt of the instruction described in the preceding sentence, the Capital Markets Trustee shall instruct the U.S. Depository to reduce the principal amount of a Temporary Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred and either the Capital Markets Trustee shall (a) instruct the U.S. Depository to increase the principal amount of the Restricted Global Security and credit or cause to be credited to the account of the lead underwriter and initial purchasers a beneficial interest in such Restricted Global Security have a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer or (b) authenticate and deliver one or more Restricted Securities in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, pursuant to the instructions described in the first sentence of this subclause (b).

               (viii) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or CEDEL. Until the later of termination of the Distribution Compliance Period with respect to the Securities, and the provision of the Owner Securities Certification and U.S. Depository Securities Certification pursuant to Section 201, interests in any Temporary Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL, and any purchaser of Securities in a sale made in reliance on Regulation S may not sell or offer to sell such Securities within the United States or to a U.S. Person or for the account or benefit of a U.S. Person within the meaning of Regulation S, provided that this subclause (viii) shall not prohibit any transfer in accordance with the other provisions of
          Section 305(3)(E).

               (ix) Successive registrations of transfer of Securities as aforesaid may be made from time to time, and each such registration shall be noted on the Security Registrar.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities .

          If any mutilated Security is surrendered to the Capital Markets Trustee, the Issuer shall execute, the Guarantors shall execute the Guarantee endorsed thereon and the Capital Markets Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount having endorsed thereon the Guarantee executed by the Guarantors and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuer, the Guarantors and the Capital Markets Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Capital Markets Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, the Guarantors shall execute the Guarantee endorsed thereon and the Capital Markets Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount having endorsed thereon the Guarantee executed by the Guarantors and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer or any of the Guarantors in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Capital Markets Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Issuer and the Guarantors, as the case may be, whether or not the destroyed, lost or stolen Security and the Guarantee endorsed thereon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 1003, provided, however, that each installment of interest may at the Issuer's option be paid by
(i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto, to the address of such Person as it appears in the Security Register or (ii) transfer to an account located in the United States maintained by the payee.

          Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by any of the Issuer or the Guarantors, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Issuer or any of the Guarantors may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or the relevant Guarantor or Guarantors, as the case may be, shall notify the Capital Markets Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer or the relevant Guarantor or Guarantors, as the case may be, shall deposit with the Capital Markets Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Capital Markets Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Capital Markets Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Capital Markets Trustee of the notice of the proposed payment. The Capital Markets Trustee shall promptly notify the Issuer and the Guarantors of such Special Record Date and, in the name and at the expense of the Guarantors, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Issuer or the Guarantors may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Capital Markets Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Capital Markets Trustee.

          The Issuer hereby promises to pay to the Holders of any Security Outstanding interest on the unpaid principal amount of each such Security of each Holder from the date of issuance to but excluding the date such Security shall be paid in full. If any installment of principal of any Security Outstanding or any other amount (including interest) payable hereunder is not paid in full when due (whether at the stated due date, by acceleration or otherwise), the Issuers hereby agree to pay from time to time upon demand interest on the amount past due at a rate per annum equal to the Post-Default Rate.

          The Post-Default Rate shall be paid pursuant to the procedures for payment of Defaulted Interest as set forth above.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantors, the Collateral Trustee, the Capital Markets Trustee and any agent of the Issuer, the Guarantors, the Collateral Trustee or the Capital Markets Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Guarantors, the Capital Markets Trustee nor any agent of the Issuer, the Guarantors, the Collateral Trustee or the Capital Markets Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Capital Markets Trustee, be delivered to the Capital Markets Trustee and shall be promptly cancelled by it. The Issuer or the Guarantors may at any time deliver to the Capital Markets Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantors may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Capital Markets Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Capital Markets Trustee shall be disposed of as directed by a Issuer Order.

          Subject to the terms of the Common Security Agreement, the Issuer, the Guarantors or their respective Affiliates may at any time purchase any Securities in the open market or otherwise at any price, provided that any Security so purchased by the Issuers must be surrendered to the Capital Markets Trustee for cancellation in accordance with the foregoing paragraph and may not be re-issued or resold.

SECTION 310.  Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.  Security for and Parity of Securities; Ranking.

          All Securities issued and Outstanding hereunder rank on a parity with each other Security, and each Security shall be secured by the Collateral equally and ratably pursuant to this Indenture, the Common Security Agreement and the other Security Documents with each other Security, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Security shall be entitled to the same benefits and security in this Indenture, the Common Security Agreement and the other Security Documents as each other Security. The Guarantee is secured by the Collateral pursuant to the Common Security Agreement and the other Security Documents. Except as set forth in Sections 5.05 and 10.12 of the Common Security Agreement and other than in the case of claims that may be granted preferential treatment pursuant to applicable law, (i) the Securities shall rank pari passu with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement, to which the Issuer or any of the Guarantors is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement and (ii) the Guarantee shall rank pari passu with any Senior Debt Obligations incurred pursuant to a Senior Loan Agreement, to which the Issuer or any of the Guarantors is party, and any Oil Payment Reimbursement Obligations incurred pursuant to the Oil Payment Reimbursement Agreement, and in each case shall be senior to all Subordinated Debt. In accordance with the terms of the Common Security Agreement and the other Security Documents, the Partnership shall be solely responsible for the continued maintenance, priority and perfection of such security interests.

SECTION 312.  CUSIP Numbers.

          The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Capital Markets Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders, provided that the Capital Markets Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 313.  Certification Forms.

          The Capital Markets Trustee, as Security Registrar, shall have no obligation or duty to inquire as to compliance with any restrictions on transfers imposed hereunder or under applicable law with respect to any exchange or transfer of any interest in any Security (including any transfer between Agent Members or beneficial owners of any Global Security) other than to require delivery of such certificates and other documentation or evidence as expressly required hereby, and to do so if and when required by the terms hereof and to examine the same to determine compliance as to form with the requirements hereof.

          (1)

                  FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS
               OF BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                     GLOBAL SECURITY TO EUROCLEAR OR CEDEL

                        OWNER'S SECURITIES CERTIFICATION

                      (Certification Pursuant to (S) 201)


[MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, BRUSSELS OFFICE
as Operator of the Euroclear Clearance
System] [or] [CEDELBANK]


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to US$_________________ principal amount of Securities which are evidenced by one or more Temporary Regulation S Global Securities (CUSIP No. ______) and held with the Depository through Euroclear or CEDEL (Common Code _________) in the name of [Insert Name of Holder] (the "Holder").

          This is to certify that, as of the date hereof, $_________ of the above captioned Securities are beneficially owned by non-U.S. person(s) and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

          As used in this paragraph the term "U.S. Person" has the meaning given to it by Regulation S under Securities Act of 1933, as amended. As used herein, "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

          We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the lead underwriters and initial purchasers, if any, of the Securities being transferred.



                        By:___________________________________________________
                              As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates

Dated:  ______________, ____

cc:     Port Arthur Finance Corp.
        Port Arthur Coker Company L.P.
        Sabine River Holding Corp.
        Neches River Holding Corp.

          (2)

              FORM OF CERTIFICATION TO BE GIVEN BY THE EUROCLEAR
                      OPERATOR OR CEDEL, SOCIETE ANONYME

                      DEPOSITORY SECURITIES CERTIFICATION

                      (Certification Pursuant to (S) 201)


HSBC BANK USA, as Capital Markets Trustee
140 Broadway
New York, NY 10005-1180
Attn: James M. Foley, Issuer Services


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), substantially to the effect set forth in the Indenture, as of the date hereof, U.S. $__________ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States.

          As used herein, "U.S. Person" has the meaning assigned to it in Regulation S under the Securities Act of 1933, as amended. As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the lead underwriters and initial purchasers, if any, of the Securities being transferred.



                      By:________________________________________
                           [MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, BRUSSELS OFFICE,
                           as Operator of the Euroclear Clearance
                           System] [or] [CEDELBANK]

Dated:  ______________, ____
cc:     Port Arthur Finance Corp.
        Port Arthur Coker Company L.P.
        Sabine River Holding Corp.
        Neches River Holding Corp.

          (3)

                FORM OF CERTIFICATION TO BE GIVEN BY TRANSFEREE
               OF BENEFICIAL INTEREST IN A TEMPORARY REGULATIONS
                                GLOBAL SECURITY

       (Transferee Securities Certification Pursuant to (S) 305(3)(E)(ii)
                               of the Indenture)


[MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, BRUSSELS OFFICE
as Operator of the Euroclear Clearance System]
[or] [CEDELBANK]


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the lead underwriters and initial purchasers, if any, of the Securities being transferred.


                            By:__________________________________________
                                 As, or as agent for, the beneficial
                                 acquirer of the Securities to which this
                                 certificate relates.

Dated:   ________________________, ____
cc:      Port Arthur Finance Corp.
         Port Arthur Coker Company L.P.
         Sabine River Holding Corp.
         Neches River Holding Corp.

          (4)

                          FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
               SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY

                   (Transfers pursuant to (S) 305(3)(E)(iii)
                               of the Indenture)


HSBC BANK USA, as Capital Markets Trustee
140 Broadway
New York, NY 10005-1180
Attn: James M. Foley, Issuer Services


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to US$_________________ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. ______) and held with the Depositary in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Temporary Regulation S Global Securities (CUSIP No. _______), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or CEDEL or both (Common Code ________).

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Securities and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

               (a) the offer of the Securities was not made to a person in the United

     States;

          (b)  either:

               (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (e) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or CEDEL or both (Common Code ______).

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the

Issuers and the lead underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                          [Insert Name of Transferor]



                          By:_______________________________
                              Name:
                              Title:

                          (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated)


Dated:  ______________, ____

cc:     Port Arthur Finance Corp.
        Port Arthur Coker Company L.P.
        Sabine River Holding Corp.
        Neches River Holding Corp.

          (5)

                         FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
                   SECURITY TO UNRESTRICTED GLOBAL SECURITY

                   (Transfers Pursuant to (S) 305(3)(E)(iv))
                               of the Indenture)


HSBC BANK USA, as Capital Markets Trustee
140 Broadway
New York, NY 10005-1180
Attn: James M. Foley, Issuer Services


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to US$_________________ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No. ______) and held with the Depositary in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No. _______), to be held with the Depositary.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and pursuant to and in accordance with either (i) Regulation S or (ii) Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

          (1) with respect to transfers made in reliance on Regulation S under the Securities Act:

               (A) the offer of the Securities was not made to a person in the United States;

               (B)  either:

                    (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

                    (ii) the transaction was executed in, on or through the
                         facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

               (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

          (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 in accordance with any applicable blue sky or securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the

Issuers and the lead underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                          [Insert Name of Transferor]



                          By:__________________________________
                             Name:
                             Title:

                          (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated)


Dated:  ______________, ____

cc:     Port Arthur Finance Corp.
        Port Arthur Coker Company L.P.
        Sabine River Holding Corp.
        Neches River Holding Corp.

          (6)

                         FORM OF TRANSFER CERTIFICATE
             FOR TRANSFER OR EXCHANGE FROM TEMPORARY REGULATION S
                    GLOBAL OR UNRESTRICTED GLOBAL SECURITY
                    SECURITY TO RESTRICTED GLOBAL SECURITY

                    (Transfers Pursuant to (S) 305(3)(E)(v)
                               of the Indenture)


HSBC BANK USA, as Capital Markets Trustee
140 Broadway
New York, NY 10005-1180
Attn: James M. Foley, Issuer Services


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to US$______________ principal amount of Securities which are evidenced by one or more Temporary Regulation S Global Securities or the Unrestricted Global Securities (CUSIP No. _______) and held with the Depositary through Euroclear or CEDEL or both (Common Code __________) in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No. ________), to be held with the Depositary.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable blue sky or securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the lead underwriters and initial purchasers, if any, of the Securities being transferred.


                          [Insert Name of Transferor]


                          By:________________________________
                             Name:
                             Title:

                          (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated)

Dated:  ______________, ____

cc:  Port Arthur Finance Corp.
     Port Arthur Coker Company L.P.
     Sabine River Holding Corp.
     Neches River Holding Corp.

          (7)

                         FORM OF TRANSFER CERTIFICATE
                    FOR TRANSFER OR EXCHANGE OF RESTRICTED
                                   SECURITY

              (Transfers Pursuant to (S) 305(2) or 305(3)(E)(vi)
                               of the Indenture)


HSBC BANK USA, as Capital Markets Trustee
140 Broadway
New York, NY 10005-1180
Attn: James M. Foley, Issuer Services

          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to US$______________ principal amount of Securities presented or surrendered on the date hereof (the "Surrendered Securities") which are registered in the name of [Insert Name of Transferor] (the "Transferor"). The Transferor has requested an exchange or a transfer of such Surrendered Securities to a Person other than the Transferor (each such transaction being referred to herein as a "transfer").

          In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that:


                                  [CHECK ONE]

[_]       (1)  the Surrendered Securities are being transferred to the Issuer;

                                       or

[_]       (2)  the Surrendered Securities are being transferred pursuant to and in
               accordance with Rule 144A under the United States Securities
               Act of 1933 (the "Securities Act") and, accordingly, the
               Transferor does hereby further certify that the Surrendered
               Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable blue sky or securities laws of any state of the United
               States;/1/

                                       or

[_]       (3)  the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S under the Securities Act and:

                    (A) the offer of the Surrendered Securities was not made to a person in the United States;

                    (B)  either:

                              (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

                              (ii)  the transaction was executed in, on or
                                    through the facilities of a designated
                                    offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                    (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and
                    (D) the transaction is not part of a plan or scheme to evade the

_______________________
/1/ Use for transfers of Restricted Security for Restricted Security or interest in Restricted Global Security.

                    registration requirements of the Securities Act /1/2/;

                                       or

[_]       (4)  the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act and in accordance with any applicable blue sky or securities laws of any state of the United States/3/.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                     [Insert Name of Transferor]


                                     By:_________________________________
                                     Name:
                                     Title:

                                     (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated)
Dated:  ______________, ____
cc:     Port Arthur Finance Corp.
        Port Arthur Coker Company L.P.
        Sabine River Holding Corp.
        Neches River Holding Corp.



          (8)
_________________________

/1/ Use for transfers of Restricted Security pursuant to Rule 903 or Rule 904 after termination of Distribution Compliance Period.

/2/ Use for transfers of Restricted Security pursuant to Rule 903 or Rule 904 prior to termination of Distribution Compliance Period.

/3/ Use for transfers of Restricted Security for Unrestricted Security or interest in Unrestricted Global Security.

                       FORM OF INSTRUCTION FOR EXCHANGE
                             EXCHANGE INSTRUCTIONS

                   (Exchange Pursuant to (S) 305(3)(E)(vii)
                               of the Indenture)


          Re:  Port Arthur Finance Corp.
               12.50% Senior Secured Notes Due 2009 (the "Securities")
               -------------------------------------------------------


          Reference is hereby made to the Indenture, dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., Port Arthur Coker Company L.P., Sabine River Holding Corp., Neches River Holding Corp., Bankers Trust Company, as Collateral Trustee and HSBC Bank USA, as Capital Markets Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          [Name of Initial Purchaser] hereby requests that U.S.$__________ aggregate principal amount of the above-captioned Securities held by you for our account as a Temporary Regulation S Global Security (CUSIP No._______) (as defined in the Indenture) be exchanged for one or more Restricted Global Securities (CUSIP No.______) in the denominations and registered in the names of the holders requested as set forth below:

Denominations                              Registered Name
-------------                              ---------------

____________________                       ____________________

____________________                       ____________________

____________________                       ____________________

____________________                       ____________________

Dated:______________                       [Name of Initial Purchaser]

                                           By:_________________

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

          Upon an Issuer Request, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Capital Markets Trustee, on demand of and at the expense of the Issuer and the Guarantors, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) the Issuer or the Guarantors have paid and discharged, or have caused to be paid and discharged, the entire Indebtedness under this Indenture by (a) paying in full the outstanding principal of, and accrued and unpaid interest (and premium, if any) on the Securities as and when payable, (b) depositing with the Capital Markets Trustee cash in a sufficient amount to redeem or purchase all Outstanding Securities in accordance with their terms together with proof that notice of redemption or purchase has been given or waived or an irrevocable order of the Issuer or the Guarantors directing the Capital Markets Trustee to give such notice or (c) delivering to the Capital Markets Trustee for cancellation all Outstanding Securities; and

          (2) the Issuer or the Partnership has delivered to the Capital Markets Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Upon satisfaction of the aforesaid conditions, the Capital Markets Trustee shall, upon receipt of an Issuer Request, acknowledge in writing the satisfaction and discharge of this Indenture and take all other action reasonably requested by the Issuer or the Guarantors to evidence the termination of any and all Liens created by or with respect to this Indenture or the Financing Documents.

          Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer to the Capital Markets Trustee under Section 607, the obligations of the Capital Markets Trustee to any Authenticating Agent under Section 614, the obligation of the Issuer to any Paying Agent or Transfer Agent under Section 615 and, if money shall have been deposited with the Capital Markets Trustee pursuant to subclause
(b) of clause (1) of this Section, the obligations of the Capital Markets Trustee under Section 402 and the last paragraph of Section 1004, any rights of registration and transfer, exchange or replacement of securities provided in Sections 304, 305, 306, 907 or 1107, shall survive.

SECTION 402.  Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1004, all money deposited with the Capital Markets Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, this Indenture and the Common Security Agreement, to the payment, either directly or through any Paying Agent as the Capital Markets Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Capital Markets Trustee.


                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501. Events of Default. Each of the following events shall be an "Event of Default":

          (a) Payment Default. The Issuer or the Guarantors shall have failed to make any payment due under the Securities when and as such shall be due and payable, and such failure shall remain uncured or unwaived for more than five Business Days.

          (b) Breach of Covenant. The Issuer or the Guarantors shall fail to observe or perform any obligation (other than an Event of Default specified in clause (a) above) to be observed or performed by it under this Agreement, and such failure shall continue unwaived or unremedied for any applicable grace period.

          (c) Events of Default Under the Common Security Agreement. Any Event of Default under the Common Security Agreement (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

          Upon the occurrence and continuation of any Event of Default, Holders of Securities at the time Outstanding shall have the rights set forth in the Common Security Agreement and the other applicable Financing Documents.

          Subject to the terms and provisions of the Common Security Agreement, upon the occurrence of an Event of Default that is Continuing (other than an Event of Default arising in connection with any Insolvency Event specified in clause (f) of Section 10.01 of the Common Security Agreement) with respect to Securities at the time Outstanding, then in every such case the Capital Markets Trustee on behalf of the Holders of such Securities shall, if so directed in writing, by (i) the Holders of not less than 25% in principal amount of the Outstanding Securities with respect to an Event of Default specified in clause (a) of
Section 10.01 of the Common Security Agreement or (ii) Majority Lenders with respect to any other Event of Default deliver a certificate to the Collateral Trustee pursuant to Section 10.02 of the Common Security Agreement certifying that the Event of Default or Events of Default set out in (i) or (ii), as the case may be, have occurred and is or are Continuing, as the case may be, and instructing the Collateral Trustee to declare a Default pursuant to Section
10.02 of the Common Security Agreement, and upon such declaration by the Collateral Trustee, the Holders of Outstanding Securities shall have those applicable remedies set forth in Section 10.04 of the Common Security Agreement, which Section is incorporated herein by reference, mutatis mutandis.

          Upon the occurrence of an Event of Default arising in connection with an Insolvency Event specified in clause (f) of Section 10.01 of the Common Security Agreement with respect to Securities at the time Outstanding, the principal amount of all the Securities shall automatically, and without any declaration or other action on the part of the Capital Markets Trustee or any Holder, become immediately due and payable.

          Subject to Section 14.14 of the Common Security Agreement, at any time after such a declaration of acceleration or automatic acceleration, as the case may be, with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Capital Markets Trustee as hereinafter in this Article Five provided that Majority Bondholders, by written notice to the Issuer, the Guarantors, the Collateral Trustee and the Capital Markets Trustee, may rescind and annul any such declaration, acceleration or automatic acceleration and its consequences if:

          (1) the Issuer or the Guarantors have paid or deposited with the Capital Markets Trustee a sum sufficient to pay

          (A) all overdue interest (including interest at a Post-Default Rate) on all Securities,

          (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by the Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

          (D) all sums paid or advanced by the Capital Markets Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Capital Markets Trustee and the Collateral Trustee, and their agents and counsel;

and

          (2) all Events of Default or Potential Defaults (whether or not any declaration of acceleration under any other Senior Loan Agreement has been made), other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Capital Markets Trustee.

          Subject to the terms of the Common Security Agreement, the Issuer and each of the Guarantors each covenants that if acceleration in accordance with the terms set forth herein or under the Common Security Agreement with respect to any Securities has been declared, it will, upon demand of the Capital Markets Trustee, pay to the Capital Markets Trustee or the Collateral Trustee, as the case may be, for the benefit of the Holders of such Securities, the whole amount then due and payable, as a Pro Rata Payment under the Common Security Agreement or otherwise, on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest (if any), at the rate or rates (including interest at a Post-Default Rate, as the case may be) prescribed therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Capital Markets Trustee and the Collateral Trustee, and their agents and counsel.

          If an Event of Default occurs, has not been waived or cured and is Continuing, the Capital Markets Trustee may in its discretion, subject to the terms and conditions herein and in the Common Security Agreement, proceed to protect and enforce the rights vested in it hereunder and under the Common Security Agreement and the rights of the Holders by such appropriate judicial proceedings as the Capital Markets Trustee shall deem most effectual to protect and enforce any such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement in this Indenture or any other applicable Financing Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Capital Markets Trustee May File Proofs of Claim.

          In case of any judicial proceeding relative to the Issuer or the Guarantors (or any other obligor upon the Securities), their property or their creditors, the Capital Markets Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the

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

Capital Markets Trustee allowed in any such proceeding. In particular, the Capital Markets Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Capital Markets Trustee and, in the event that the Capital Markets Trustee shall consent to the making of such payments directly to the Holders, to pay to the Capital Markets Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Capital Markets Trustee, its agents and counsel, and any other amounts due the Capital Markets Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Capital Markets Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Capital Markets Trustee to vote in respect of the claim of any Holder in any such proceeding, provided, however, that the Capital Markets Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Capital Markets Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities or the Guarantee may be prosecuted and enforced by the Capital Markets Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Capital Markets Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, pursuant to and subject to the terms of the Common Security Agreement, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Capital Markets Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.

          Subject to the terms and conditions of the Common Security Agreement, any money collected by the Capital Markets Trustee pursuant to this Article Five and in accordance with the Common Security Agreement in respect of any Securities shall be applied in the following order, at the date or dates fixed by the Capital Markets Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such Securities in

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

     respect of which moneys have been collected, including all fees and expenses and liabilities incurred, and all advances made, by the Capital Markets Trustee and each predecessor Indenture Trustee, as provided in
     Section 607, except as a result of negligence or willful misconduct, and all other amounts due to the Indenture Trustee or any predecessor Indenture Trustee pursuant to Section 607;

          SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of overdue interest on such Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Capital Markets Trustee) upon the overdue installments of interest at the rate or rates of interest specified in such Securities, such payments to be made pro rata to the Persons entitled thereto in accordance with Section
     2.06 and 2.08 of the Common Security Agreement, without discrimination or preference;

          THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all such Securities for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Capital Markets Trustee) upon overdue installments of interest at the rate or rates of interest specified in such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, pro rata to the aggregate of such principal and accrued and unpaid interest in accordance with Section 2.08 of the Common Security Agreement; and

          FOURTH: To the payment of the remainder, if any, to the Guarantors or any other Person lawfully entitled thereto.

SECTION 507.   Limitation on Suits.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to the Securities, this Indenture, the Common Security Agreement or any other applicable Financing Document, or for the appointment of a receiver or trustee, or for any other remedy hereunder or under the Securities, the Common Security Agreement or any other applicable Financing Document, unless

          (1) such Holder has previously given written notice to the Capital Markets Trustee of an Event of Default that is continuing with respect to the Securities or requested the Capital Markets Trustee exercise voting or other rights or take, or cause to be taken, action under the Common Security Agreement pursuant to an instruction, direction or Act of the Holders hereunder;

          (2) a Holder or Holders have made written request to the Capital Markets Trustee to institute proceedings in respect of an Event of Default arising in connection with an Insolvency Event specified in clause (f) of
     Section 10.01 of the Common Security Agreement in its own name as Capital Markets Trustee hereunder;

          (3) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Capital Markets Trustee to institute proceedings in respect of an Event of Default arising in connection with a Payment Default specified in clause (a) of
     Section 10.01 of the Common Security Agreement in its own name as Capital Markets Trustee hereunder;

          (4) Majority Lenders shall have made written request to the Capital Markets Trustee to institute proceedings in respect of such Event of Default (other than an Event of Default arising in connection with a Payment Default or an Insolvency Event specified in clauses (a) or (f) of
     Section 10.01 of the Common Security Agreement) in its own name as Capital Markets Trustee hereunder;

          (5) the Holders in principal amount of Outstanding Securities, of not less than the specified percentage required to give, make or take such a request, demand, authorization, direction, notice, consent, waiver or other Act hereunder or under the Common Security Agreement, shall have made written request to the Capital Markets Trustee to exercise voting or other rights or take or cause to be taken action under the Common Security Agreement in respect of such request, demand, authorization, direction, notice, consent, waiver or other Act;

          (6) such Holder or Holders have offered to the Capital Markets Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (7) the Capital Markets Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (8) no direction inconsistent with such written request has been given to the Capital Markets Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture or the Common Security Agreement, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.

          If the Capital Markets Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture, the Common Security Agreement or any other applicable Financing Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Capital Markets Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantors, the Capital Markets Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereunder, as the case may be, and thereafter all rights and remedies of the Capital Markets Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein, in the Common Security Agreement or any other applicable Financing Document conferred upon or reserved to the Capital Markets Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder, as the case may be, or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or thereunder as the case may be, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

          No delay or omission of the Capital Markets Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article, the Common Security Agreement, any other applicable Financing

Document or by law to the Capital Markets Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Capital Markets Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

          Subject to Section 603(5), Majority Bondholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Capital Markets Trustee or exercising any trust or power (which shall include any determination and exercise of any voting or other rights or taking of any other action under the Common Security Agreement or any other applicable Financing Document, as the case may be,) conferred on the Capital Markets Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or the Common Security Agreement, and

          (2) the Capital Markets Trustee may take any other action deemed proper by the Capital Markets Trustee which is not inconsistent with such direction.

SECTION 513.   Waiver of Past Defaults.

          Majority Bondholders may on behalf of the Holders of all Securities waive any past default, Potential Default or Event of Default hereunder or under the Common Security Agreement and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default, Potential Default or Event of Default shall cease to exist, the Issuer, the Guarantors, the Capital Markets Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, and, where applicable, any Potential Default or any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Capital Markets Trustee shall be authorized to deliver any and all such notices required to be delivered under the Common Security Agreement to ensure such Potential Default or Event of Default shall also be deemed to have been cured for the purpose of the Common Security Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

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

SECTION 514.  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Capital Markets Trustee for any action taken, suffered or omitted by it as Capital Markets Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; but the provisions of this Section shall not apply to any suit instituted by the Capital Markets Trustee or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or any premium or interest on such Security on or after the Stated Maturity thereof (including, in the case of redemption, on or after the Redemption Date).

SECTION 515.  Waiver of Usury, Stay or Extension Laws.

          The Issuer and each of the Guarantors covenant (to the extent that they may each lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any obligation arising under the Securities issued hereunder; and the Issuer and each of the Guarantors (to the extent that they may each lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Capital Markets Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                          THE CAPITAL MARKETS TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

          (1) Except when an Event of Default shall have occurred and be Continuing (including after the curing or waiving of all Events of Default),

          (A) the Capital Markets Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Financing Documents to which it is party, and no implied covenants or obligations shall be read into this Indenture and the other Financing Documents against the Capital Markets Trustee; and

          (B) in the absence of bad faith on its part, the Capital Markets Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, requests, orders or opinions delivered to the Capital Markets Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof or of the other Financing Documents are specifically required to be delivered to the Capital Markets Trustee, the Capital Markets Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or the other Financing Documents, as the case may be, but need not verify the contents thereof.

          (2) In case an Event of Default has occurred (which has not been cured or waived) and is Continuing, the Capital Markets Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Common Security Agreement, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          (3) No provision of this Indenture shall be construed to relieve the Capital Markets Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (A) this clause (3) shall not be construed to limit the effect of clause (1) of this Section;

          (B) the Capital Markets Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Capital Markets Trustee was negligent in ascertaining the pertinent facts;

          (C) the Capital Markets Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount (or such other amount as may be provided in or pursuant to this Indenture) of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Capital Markets Trustee, or exercising any trust or power conferred upon the Capital Markets Trustee, under this Indenture or the Common Security Agreement; and

          (D) no provision of this Indenture or the Common Security Agreement shall require the Capital Markets Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (4) Whether or not herein or therein expressly so provided, every provision of this Indenture or the Common Security Agreement, respectively, relating to the conduct or affecting the liability of or affording protection to the Capital Markets Trustee shall be subject to the provisions of this Section and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 602.  Notice of Defaults.

          After the occurrence of any default hereunder and the expiration of any applicable grace period, the Capital Markets Trustee shall transmit by mail to all Holders of the Securities affected thereby, as their names and addresses appear in the Security Register, in the manner provided in Section 106, notice of such default hereunder known to the Capital Markets Trustee (each a "Notice of Default"), unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security, the Capital Markets Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Capital Markets Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  Certain Rights of Capital Markets Trustee.

          Subject to the provisions of Section 601:

          (1) the Capital Markets Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Holders holding a sufficient percentage of Securities to give such direction as permitted hereunder;

          (2) any request or direction of the Issuer or the Partnership mentioned herein shall be sufficiently evidenced by an Officers' Certificate, an Issuer Request, an Issuer Order, a Partnership Request or a Partnership Order;

          (3) whenever in the administration of this Indenture or the Common Security Agreement the Capital Markets Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Capital Markets Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Capital Markets Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under the

     Common Security Agreement in good faith and in reliance thereon;

          (5) the Capital Markets Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Common Security Agreement at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Capital Markets Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Capital Markets Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Capital Markets Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Capital Markets Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Guarantors, personally or by agent or attorney;

          (7) the Capital Markets Trustee may execute any of the trusts or powers hereunder or under the Common Security Agreement or perform any duties hereunder either directly or by or through agents or attorneys and the Capital Markets Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Capital Markets Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights of powers conferred upon it by this Indenture or the Common Security Agreement with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Holders holding a sufficient percentage of Securities to give such direction as permitted by this Indenture.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein, in the Common Security Agreement, the Securities and the Guarantee, except the Capital Markets Trustee's certificates of authentication, shall be taken as the statements of the Issuer and the Guarantors and the Capital Markets Trustee assumes no responsibility for their correctness. The Capital Markets Trustee makes no representations as to the validity or sufficiency of this Indenture, the Common Security Agreement or of the Securities or of the Guarantees endorsed thereon. The Capital Markets Trustee shall not be accountable for the use or application by the Issuer or the Guarantors of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

          The Capital Markets Trustee, any Authenticating Agent, any Paying Agent, any Transfer Agent, any Security Registrar or any other agent of the Issuer or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 609 and 614, may otherwise deal with the Issuer and the Guarantors with the same rights it would have if it were not the Capital Markets Trustee, Authenticating Agent, Paying Agent, Transfer Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

          Money held by the Capital Markets Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Capital Markets Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or the Guarantors, as the case may be.

SECTION 607.  Compensation and Reimbursement.

          The Issuer and the Guarantors jointly and severally unconditionally agree:

          (1) to pay to the Capital Markets Trustee (all references in this Section 607 to the Capital Markets Trustee shall be deemed to apply to it in its capacities as Capital Markets Trustee, Authenticating Agent, Paying Agent, Transfer Agent and Securities Registrar hereunder or as Applicable Agent under the Common Security Agreement and any other Financing Documents) from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Capital Markets Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Capital Markets Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith or wilful misconduct;

          (3) to indemnify the Capital Markets Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust or in connection with the Securities or the Common Security Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

          (4) The obligations of the Issuer and the Guarantors under this
     Section 607 to compensate the Capital Markets Trustee, to pay or reimburse the Capital Markets Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Capital Markets Trustee shall be payable in accordance with Sections 5.05, 5.06 or 10.12, as the case may be, of the Common Security Agreement and shall survive the satisfaction and discharge of this Indenture.

          When the Capital Markets Trustee incurs expenses or renders services after the occurrence of an Event of Default under clause (f) of Section 10.01 of the Common Security Agreement, the parties hereto and the Holders by their acceptance of the Securities hereby agree that the expenses and the compensation for the services of the Capital Markets Trustee are intended to constitute expenses of administration under any applicable bankruptcy law.

          Upon its resignation or removal, the Capital Markets Trustee shall be entitled to the prompt payment by the Issuer and the Guarantors of its compensation and indemnification for the services rendered under this Indenture and the other Financing Documents, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including without limitation the reasonable fees and expenses of counsel, if any), incurred in connection with the performance of such services.

          If the Capital Markets Trustee (or an agent thereof) takes title to the assets of the Issuer or the Guarantors pursuant to a foreclosure proceeding (a "Transfer"), then the Issuer and the Guarantors will indemnify, on a joint and several basis, the Capital Markets Trustee for liabilities arising out of any violation of environmental law by the Issuer or the Guarantors, whether known at the time of the Transfer or discovered subsequent to the Transfer, with respect to such assets that resulted from action occurring prior to the Transfer, provided that the Issuer and the Guarantors shall not indemnify the Capital Markets Trustee for any such liability that is attributable to a change in environmental law (including any change in interpretation effected through a formal, written substantive policy directive or decision of Governmental Authority) after the date of such Transfer. The foregoing indemnity shall be for the sole benefit of the Capital Markets Trustee (and any agent thereof who takes title to assets of the Issuer or the Guarantors in a foreclosure proceeding) and rights thereunder may not be assigned or otherwise transferred other than to a successor Capital Markets Trustee hereunder. Holders of Securities shall not have any rights under the foregoing indemnity.

          The obligation of the Issuer and the Guarantors under this Section 607 shall survive satisfaction of the Securities and the expiration, cancellation, termination or modification of this Indenture and the other Financing Documents.

SECTION 608.  Disqualification; Conflicting Interests.

          If the Capital Markets Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Capital Markets Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  Corporate Capital Markets Trustee Required; Eligibility.

          There shall at all times be a Capital Markets Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Capital Markets Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

          (1) No resignation or removal of the Capital Markets Trustee and no appointment of a successor Capital Markets Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Capital Markets Trustee under Section 611.

          (2) The Capital Markets Trustee may resign at any time by giving written notice thereof to the Issuer and the Guarantors. If an instrument of acceptance by a successor Capital Markets Trustee shall not have been delivered to the Capital Markets Trustee within 30 days after the giving of such notice of resignation, the resigning Capital Markets Trustee may petition any court of competent jurisdiction for the appointment of a successor Capital Markets Trustee.

          (3) The Capital Markets Trustee may be removed at any time by Act of the Majority Bondholders, delivered to the Capital Markets Trustee and to the Issuer and the Guarantors.

          (4) If at any time:

          (A) the Capital Markets Trustee shall fail to comply with Section 608 after written request therefor by the Issuer and the Partnership or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (B) the Capital Markets Trustee shall cease to be eligible under
     Section 609 and
     shall fail to resign after written request therefor by the Issuer and the Partnership or by any such Holder, or

          (C) the Capital Markets Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Capital Markets Trustee or of its property shall be appointed or any public officer shall take charge or control of the Capital Markets Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer, by an Issuer Order, and the Partnership, by a Partnership Order, may remove the Capital Markets Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Capital Markets Trustee and the appointment of a successor Capital Markets Trustee.

          (5) If the Capital Markets Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Capital Markets Trustee for any cause, the Issuer, by an Issuer Order, and the Partnership, by a Partnership Order, shall promptly appoint a successor Capital Markets Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Capital Markets Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the Guarantors and the retiring Capital Markets Trustee, the successor Capital Markets Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Capital Markets Trustee and supersede the successor Capital Markets Trustee appointed by the Issuer and the Partnership. If no successor Capital Markets Trustee shall have been so appointed by the Issuer and the Partnership or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Capital Markets Trustee.

          (6) The Issuer and the Partnership shall give notice of each resignation and each removal of the Capital Markets Trustee and each appointment of a successor Capital Markets Trustee to all Holders in the manner provided in
Section 106. Each notice shall include the name of the successor Capital Markets Trustee and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

          Every successor Capital Markets Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the Guarantors and to the retiring Capital Markets Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Capital Markets Trustee shall become effective and such successor Capital Markets Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Capital Markets Trustee; but, on request of the Issuer and the Partnership or the successor Capital Markets Trustee, such retiring Capital Markets Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Capital Markets Trustee all the rights, powers and trusts of the retiring Capital Markets Trustee and shall duly assign, transfer and deliver to such successor Capital Markets Trustee all property and money held by such retiring Capital Markets Trustee hereunder. Upon request of any such successor Capital Markets Trustee, the Issuer and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Capital Markets Trustee all such rights, powers and trusts.

          No successor Capital Markets Trustee shall accept its appointment unless at the time of such acceptance such successor Capital Markets Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Capital Markets Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Capital Markets Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Capital Markets Trustee, shall be the successor of the Capital Markets Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Capital Markets Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Capital Markets Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Capital Markets Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Issuer and the
              Guarantors.

          If and when the Capital Markets Trustee shall be or become a creditor of the Issuer or the Guarantors (or any other obligor upon the Securities), the Capital Markets Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or the Guarantors (or any such other obligor).

SECTION 614.  Appointment of Authenticating Agent.

          The Capital Markets Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Capital Markets Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated, and the Guarantees endorsed thereon, shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Capital Markets Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Capital Markets Trustee or the Capital Markets Trustee=s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Capital Markets Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Capital Markets Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and the Guarantors and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Capital Markets Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Capital Markets Trustee and to the Issuer and the Guarantors. The Capital Markets Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer and the Guarantors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Capital Markets Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantors and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Capital Markets Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Capital Markets Trustee=s certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.



                                         HSBC BANK USA,
                                         As Capital Markets Trustee



                                         By___________________________,
                                              As Authenticating Agent



                                         By___________________________
                                              Authorized Officer

SECTION 615.  Appointment of Paying Agents and Transfer Agents.

          The Issuer and the Guarantors may appoint a Paying Agent, a Transfer Agent or other agents (which in each case shall not be the Issuer, the Guarantors or their respective Affiliates) in addition to the Capital Markets Trustee, which shall be authorized to act on behalf of the Capital Markets Trustee to make payments under or transfer such Securities of such series on the Security Register issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306.

          A Paying or Transfer Agent may resign at any time by giving written notice thereof to the Capital Markets Trustee and to the Issuer and the Guarantors. The Issuer and the Guarantors may at any time terminate the agency of a Paying Agent or Transfer Agent by giving written notice thereof to such Paying Agent or Transfer Agent and to the Capital Markets Trustee. Upon receiving such a notice of resignation or upon such a termination, the Issuer and the Guarantors may appoint one or more successor Paying Agents or Transfer Agents and shall give notice of such appointment in the manner provided in
Section 106 to all Holders of Securities of the series with respect to which such Paying Agent or Transfer Agent will serve. Any successor Paying Agent or Transfer Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as a Paying Agent or Transfer Agent.

          Any corporation into which a Paying Agent or Transfer Agent, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Paying Agent or Transfer Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of a Paying Agent or Transfer Agent, shall continue to be a Paying Agent or Transfer Agent (provided such corporation shall be otherwise eligible), without the execution or filing of any paper or any further act on the part of the Trustee or the Paying Agent or Transfer Agent.

          The Issuer and the Guarantors agree to pay to each Paying Agent or Transfer Agent from time to time reasonable compensation for its services under this Section 615.


                                 ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY CAPITAL MARKETS TRUSTEE,
                             ISSUER AND GUARANTORS

SECTION 701.  Issuer to Furnish Capital Markets Trustee Names and
              Addresses of Holders.

          The Issuer shall furnish or cause to be furnished to the Capital Markets Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Capital Markets Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Capital Markets Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Capital Markets Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

          (a) The Capital Markets Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Capital Markets Trustee as provided in
Section 701 and the names and addresses of Holders received by the Capital Markets Trustee in its capacity as Security Registrar. The Capital Markets Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Capital Markets Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantors and the Capital Markets Trustee that neither the Issuer, the Guarantors nor the Capital Markets Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports by Capital Markets Trustee.

          (a) The Capital Markets Trustee shall transmit to Holders such reports concerning the Capital Markets Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Capital Markets Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Issuer and with the Guarantors. The Issuer will notify the Capital Markets Trustee when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Issuer and Guarantors.

          The Issuer and the Guarantors shall file with the Capital Markets Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Capital Markets Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705.  Information Provided by Issuer and Guarantors.

          At any time when neither the Issuer nor any of the Guarantors is subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or a beneficial owner of an interest in a Global Security, the Issuer and the Guarantors shall promptly furnish or cause to be furnished information required to be delivered under subsection (d)(4) of Rule 144A ("Rule 144A Information") to such Holder or beneficial owner, or to a prospective purchaser of such Security or beneficial interest in a Global Security designated by such Holder or beneficial owner, in order to permit compliance by such Holder or beneficial owner with Rule 144A in connection with the resale of such Security by such Holder or beneficial owner, provided, however, that the Issuer and the Guarantors shall not be required to furnish such information in connection with any request made by the Holder of a Security or a beneficial owner of an interest in a Global Security, or to a prospective purchaser of such Security or interest, if such Security or Global Security is not a Restricted Security.

                                 ARTICLE EIGHT

                              INTERCREDITOR ISSUES

SECTION 801.  Senior Debt.

          The Holders of Outstanding Securities shall be deemed to have acknowledged and agreed to (i) the terms and conditions set forth in the Common Security Agreement, this Indenture and the other applicable Financing Documents and consented to the execution by the Capital Markets Trustee on behalf of each such Holder and for their account the Common Security Agreement and the other applicable Financing Documents and (ii) designating the Capital Markets Trustee as the Applicable Agent on behalf of Holders of the Securities and as Senior Lender under the Common Security Agreement for the Securities.

SECTION 802. Actions to Be Taken by Capital Markets Trustee Under Common Security Agreement.

          Notwithstanding any other provision contained herein to the contrary and subject to clause (1) of Section 104, in the event that any determination, exercise of voting or other rights or any other action, request, demand, authorization, direction, notice, consent, approval, waiver or other Act of the Holders of Securities Outstanding is sought by the Capital Markets Trustee or the Collateral Trustee pursuant to the Common Security Agreement and the matter with respect to which such determination, exercise of voting or other rights or such other action, request, demand, authorization direction, notice, consent, approval, waiver or Act is a matter that the Capital Markets Trustee is entitled to vote on under the Common Security Agreement as representative and agent of such Holders, the Capital Markets Trustee, promptly upon the receipt of notice from the Collateral Trustee describing the action to be voted on in accordance with the Common Security Agreement, shall promptly notify the Holders thereof not less than 15 Business Days notice thereof, such notice to specify the date, time and place of such meeting and the general nature of the business proposed to be dealt with, and duly convene a meeting of Holders to canvass the Holders as to votes to be cast by the Capital Markets Trustee in respect of such matter.

          With respect to any such determination, exercise of voting or other rights or any other action, request, demand, authorization, direction, notice, consent, approval, waiver or Act by the Holders of a specified percentage in principal amount of Securities Outstanding, the Capital Markets Trustee shall vote, for the purposes of the Common Security Agreement, 100% of the Securities Outstanding in the manner determined by such Holders, provided, however, that in the case when the Holders of Securities Outstanding, together with any other Senior Lenders (including Bank Senior Lenders) or Secured Parties, as the case may be, make any such determination, exercise of voting or other rights or any other action, request, demand, authorization, direction, notice, consent, approval, waiver or Act as one class, pursuant to the terms of the Common Security Agreement, the Capital Markets Trustee shall vote, both for and against the actual amount of Securities Outstanding that voted for or against such determination, exercise of voting or other rights or any other action, request, demand, authorization, direction, notice, consent, approval, waiver or Act; and the Capital Markets Trustee shall not exercise any vote with respect to the Securities Outstanding that have not so voted.

          If no instructions are so issued under the foregoing paragraphs, the Capital Markets Trustee shall abstain from voting under the Common Security Agreement. In no event shall the Capital Markets Trustee be deemed to be a Senior Lender (either separately or as a member of a Senior Lender Group) (i) for payment of principal, interest, indemnification, contribution, or any other similar amounts owed by any Senior Lender pursuant to the Common Security Agreement, (ii) when calculating percentages of the specified percentage required hereunder or under the Common Security Agreement, (iii) as an owner of a Senior Debt Obligation, (iv) for purposes of declaring or waiving an Event of Default under Section 513 or covenants under Section 1008 (except as a representative in accordance with the voting procedures set forth above), or (v) otherwise where the use of such term would be manifestly inappropriate for a financial intermediary which is not an ultimate beneficial holder of securities.

          In no event shall the Capital Markets Trustee be deemed to be a Senior Lender (either separately or as a member of the Senior Lender Group) (i) for payment of principal, interest, indemnification, contribution, or any other similar amounts owed by any Senior Lender pursuant to the Common Security Agreement, (ii) when calculating percentages of the requisite voting percentage required under the Common Security Agreement, (iii) as an owner of a Senior Debt Obligation, or (iv) otherwise where the use of such term would be manifestly inappropriate for a financial intermediary which is not an ultimate beneficial holder of securities.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

          Without notice to, or the consent of, the Holders, the Issuer, when authorized by an Officers' Certificate, the Guarantors, each when authorized by an Officers' Certificate, and the Capital Markets Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Capital Markets Trustee, for any of the following purposes, subject in all cases to terms and conditions set forth in the Financing
Documents:

          (1) to effectuate and evidence the succession of another Person to the Issuer or any of the Guarantors, and the assumption by any such successor of the covenants and obligations of the Issuer or the relevant Guarantor herein, in any Financing Document to which the Issuer or the relevant Guarantor is party, in the Securities or in the Guarantee, as the case may be, or

          (2) to add to the covenants of the Issuer or any of the Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer, or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Capital Markets Trustee with respect to the Securities, or

          (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Securities and thereafter maintain the qualification of this Indenture under the Trust Indenture Act, or

          (5) to comply with any rules or regulations of any securities exchange on which any Securities issued hereunder may be listed, or

          (6) to cure any ambiguity, to correct or supplement any provision herein that may be misleading, defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture or any Transaction Documents, provided that such action pursuant to this clause (6) shall not adversely affect the interests of the Holders in any material respect, or

          (7) subject to Sections 2.09 and 2.10 of the Common Security Agreement, to (A) create and issue Further Notes ranking equally and ratably with the Securities (x) in all respects, (y) in all respects except for the payment of interest accruing prior to the issue date of such Further Notes or (z) except for the first payment of interest following the issue date of such Further Notes, and so that, in each case, such Further Notes will be consolidated and form a single series with the Securities and will have the same terms as to status, redemption or otherwise as the Securities or (B) issue additional debt securities on terms agreed by the Issuer and the underwriters of those securities, or

          (8) to take any other action which may be taken, without the consent of the Holders, under the Common Security Agreement, the other Financing Documents (including this Indenture) and the Project Documents.

SECTION 902.  Supplemental Indentures with Consent of Holders.

          With the consent of Majority Bondholders, by Act of such Majority Bondholders delivered to the Issuer, the Guarantors and the Capital Markets Trustee, the Issuer, when authorized by an Officers' Certificate, the Guarantors, each when authorized by an Officers' Certificate, and the Capital Markets Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the other Financing Documents, provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of any Security, or the Stated Maturity of any installment of principal on any Security, or of any payment of interest on any Security, or reduce the principal amount thereof or the rate of interest thereon, or the dates or circumstances of any premium payable, if any, on any Security or change the principal amount thereof or the interest thereon or any premium payable upon the redemption or purchase thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption or purchase, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable, or change in the Redemption Date or terms of payment or redemption or purchase,

          (2) modify the rights and obligations of the Issuer or the Guarantors to make Pro Rata Payments (including as set forth in Article II of the Common Security Agreement),

          (3) modify the Intercreditor Agreement,

          (4) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or any amendments, supplements or other modifications to the Transaction Documents (other than this Indenture) or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture and the Common Security Agreement or certain defaults hereunder and thereunder and their consequences), or to give, make or take any request, demand, authorization, direction, notice, consent, determination or other Act provided for in this Indenture or under the Common Security Agreement, or

          (5) modify any of the provisions of this Section, Section 513, Section 903 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          Further, no such supplemental indenture shall, without the consent of Requisite Secured Parties, permit the creation of any Lien prior to or pari passu with the Lien of the Security Documents with respect to any of the Collateral or terminate the Liens of the Security Documents, on any Collateral or deprive any Holder of the security afforded by the Lien of the Security Documents, except to the extent expressly permitted by this Indenture, the Common Security Agreement or any of the Security Documents. Also, subject to
Section 903 of this Indenture and clause (u) of Section 4.01 of the Common Security Agreement, no such supplemental indenture shall, without the consent of Supermajority Secured Parties, permit any modification of the provisions of Project Documents.

          Upon receipt by the Capital Markets Trustee of Officers' Certificates of the Issuer and the Guarantors and such other documentation as the Capital Markets Trustee may reasonably require and upon the filing with the Capital Markets Trustee of evidence of the Act of said Holders, the Capital Markets Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 904 and 905 hereof and the Common Security Agreement.

          It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Amendments to Certain Financing Documents Without Consent of
              Holders.

          Without the consent of any Holders, the Issuer, when authorized by an Officers' Certificate, the Guarantors, each when authorized by an Officers' Certificate, the Collateral Trustee and the Capital Markets Trustee, on behalf of Holders, at any time and from time to time, may enter, subject to the provisions of the relevant Financing Documents, into one or more amendments, supplements or other modifications to any Financing Documents (other than the Indenture which is governed by the provisions of this Article) (the "Selected Documents"), for any of the following purposes:

          (1) to effectuate and evidence the succession of another Person to the Issuer or any of the Guarantors and the assumption by any such successor of the covenants of the Issuer or the relevant Guarantor, as the case may be, under the Selected Documents,

          (2) to add to the covenants of the Issuer or any of the Guarantors for the benefit of the Holders or to surrender any right or power herein conferred upon the Issuer or the Guarantors,

          (3) to transfer, mortgage or pledge to the Collateral Trustee on behalf of the Holders as security for the Securities any property or assets,

          (4) to add any additional Events of Default for the benefit of the Holders,

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Capital Markets Trustee with respect to the Securities, pursuant to the requirements of Section 610,

          (6) to cure any ambiguity, to correct or supplement any provision in any Selected Documents which may be defective or inconsistent with any provision herein, the Common

     Security Agreement or therein or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (6) shall not adversely affect the interests of the Holders in any material respect,

          (7) to reflect the incurrence of permitted Indebtedness under the Common Security Agreement and the granting of Permitted Liens pursuant to the Common Security Agreement, or

          (8) to take any other action which may be taken without the consent of the Holders under the Indenture, the Common Security Agreement or the Selected Documents.

          The Capital Markets Trustee may enter into amendments, supplements or other modifications to the Selected Documents for any purpose not set forth in this Section 903, with the consent of at least a majority of Holders in principal amount of the Outstanding Securities unless such amendments, supplements or modifications have the effect set forth in Section 902, in which case the consent of such Holders will be required as is specified in Section 902.

SECTION 904.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Capital Markets Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Capital Markets Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Capital Markets Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 905.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 906.  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 907.  Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Capital Markets Trustee, bear a notation in form approved by the Capital Markets Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Capital Markets Trustee, the Issuer and the Guarantors, to any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees may be endorsed thereon and such new Securities may be authenticated and delivered by the Capital Markets Trustee in exchange for Outstanding Securities.

SECTION 908.   Notice of Supplemental Indenture.

          Promptly after execution by the Issuer and the Guarantors of any supplemental indenture pursuant to Section 901, the Issuer and the Guarantors shall transmit to the holders a notice setting forth the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Covenants.

          The Issuer and the Guarantors covenant and agree for the benefit of the Holders of Securities Outstanding, that so long as any Security is Outstanding, each of them shall duly perform, observe and comply with all of its obligations, covenants and agreements set forth in the Common Security Agreement, including without limitation the covenants set forth in Section 4.01 of the Common Security Agreement, all of which, together with any schedules, appendices, defined terms related thereto, as in effect, are hereby incorporated by reference herein mutatis mutandis for the benefit of the Holders of Securities.

SECTION 1002.  Payment of Principal, Premium and Interest.

          The Issuer covenants and agrees for the benefit of the Holders of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with terms of the Securities, this Indenture and the Common Security Agreement.

SECTION 1003.  Maintenance of Office or Agency.

          The Issuer and the Guarantors will maintain in The City of New York, New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or the Guarantors, in respect of the Securities and this Indenture may be served. The Issuer and the Guarantors will each give prompt written notice to the Capital Markets Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer or any of the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the

Capital Markets Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Capital Markets Trustee, and the Issuer and the Guarantors hereby appoint the Capital Markets Trustee as their agent to receive all such presentations, surrenders, notices and demands.

          The Issuer and the Guarantors may also from time to time designate one or more other offices or agencies (in or outside The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer and the Guarantors of their obligation to maintain an office or agency in The City of New York, New York for such purposes. The Issuer and the Guarantors will each give prompt written notice to the Capital Markets Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1004.  Money for Security Payments to Be Held in Trust.

          Whenever the Issuer and the Guarantors shall have one or more Paying Agents, the Issuer or the Guarantors will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Capital Markets Trustee) the Issuer will promptly notify the Capital Markets Trustee of its action or failure so to act.

          The Issuer or the Guarantors will cause each Paying Agent other than the Capital Markets Trustee to execute and deliver to the Capital Markets Trustee an instrument in which such Paying Agent shall agree with the Capital Markets Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Issuer or the Guarantors (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Capital Markets Trustee, forthwith pay to the Capital Markets Trustee all sums held in trust by such Paying Agent as such.

          The Issuer or the Guarantors may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Partnership Order, as the case may be, direct any Paying Agent to pay, to the Capital Markets Trustee all sums held in trust by such Paying Agent, such sums to be held by the Capital Markets Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Capital Markets Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Capital Markets Trustee or any Paying Agent in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Partnership on Partnership Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantors for payment thereof, and all liability of the Capital Markets Trustee or such Paying Agent with respect to such trust money shall thereupon cease, provided, however, that the Capital Markets Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer and the Guarantors cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Partnership.

SECTION 1005.  Statement by Officers as to Default.

          The Issuer and the Guarantors will deliver to the Capital Markets Trustee, within 120 days after the end of each fiscal year of the Issuer or each of the Guarantors, as the case may be, ending after the date hereof, an Officers' Certificate, stating whether or not any of the Issuer or the Guarantors is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if any of the Issuer or the Guarantors shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1006.  Provision of Financial Information.

          After the effectiveness of the Registration Statement, whether or not the Issuer or the Guarantors are required to be subject to Section 13(a) or 15(d) of the Exchange Act, the Issuer and the Guarantors shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer and the Guarantors would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer and the Guarantors were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer and the Guarantors would have been required so to file such documents if the Issuer and the Guarantors were so required. The Issuer and the Guarantors shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Capital Markets Trustee, copies of the annual reports, quarterly reports and other documents which the Issuer and the Guarantors file with the Commission pursuant to such Section 13(a) or 15(d) or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Issuer and the Guarantors were required to be subject to such Sections and (b) if filing such documents by the Issuer and the Guarantors with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

SECTION 1007.  Available Information.

          Until such time as all Outstanding Securities are freely transferable without restriction under the Securities Act, the (i) Issuer and the Guarantors will use their best efforts to be subject to the reporting requirements of
Section 13 or Section 15(d) of the Exchange Act and to file in a timely manner all reports and other documents required to be filed pursuant thereto or in connection therewith and (ii) the Issuer and the Guarantors will each take, all actions necessary to permit resales of the Securities and the Guarantees endorsed thereon pursuant to Rule 144A, including furnishing to any Holder (or of a beneficial interest in a Security), or to any prospective purchaser designated by such a Holder or beneficial owner, upon request of such Holder or beneficial owner, financial and other information required to be delivered under paragraph (d)(4) of Rule 144A.

SECTION 1008.  Waiver of Certain Covenants.

          Except as otherwise specified herein or as set forth in the Common Security Agreement, the Issuer may with respect to the Securities, omit in any particular instance to comply with any term, provision or condition set forth in any covenant or obligation provided pursuant to this Indenture (including
Section 901(2), Section 903(2), any covenant incorporated by reference in
Section 1001 or provided pursuant to Sections 1002 through 1007 inclusive) for the benefit of the Holders, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantors and the duties of the Capital Markets Trustee in respect of any such covenant or condition shall remain in full force and effect, provided that, subject to clause (u) of Section 4.01 of the Common Security Agreement, Supermajority Secured Parties must approve any waiver of the provisions of the Project Documents, and provided, further, that all Secured Parties must approve any waiver with respect to any matter involving the release of Collateral.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Right of Redemption.

          The Securities may be redeemed at the election of the Issuer, and the Issuer is required to redeem the Securities, as set forth in Section 203. Redemption of Securities as permitted by Section 203 shall be made in accordance with such provision and this Article.

SECTION 1102.  Election to Redeem; Notice to Capital Markets Trustee.

          The election of the Issuer to redeem any Securities pursuant to
Section 1101 shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Issuer of less than all the Securities, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Capital Markets Trustee), notify the Capital Markets Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. The Issuer shall also furnish to the Capital Markets Trustee an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Issuer so to redeem have occurred or been satisfied and an Opinion of Counsel stating that the conditions precedent to the right of the Issuer so to redeem have occurred and been satisfied.

SECTION 1103.  Selection by Capital Markets Trustee of Securities to Be
               Redeemed.

          In the case of a partial redemption of the Securities, the principal amount of the Securities to be redeemed shall be selected, not more than 60 days prior to the Redemption Date by the Capital Markets Trustee, on a pro rata basis from the Outstanding Securities which process may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Capital Markets Trustee shall promptly notify the Issuer and the Guarantors and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the event giving rise to the redemption pursuant to Section 203,

          (2) the Redemption Date,

          (3) the Redemption Price,

          (4) in the case of partial redemption of any Securities, the principal amounts of the Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, upon an Issuer Request, by the Capital Markets Trustee in the name and at the expense of the Issuer.

SECTION 1105.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Issuer or the Guarantors shall deposit with the Capital Markets Trustee or, at the direction of the Capital Markets Trustee, with a Paying Agent an amount of money sufficient to pay the Redemption Price and (except if the Redemption Date shall be a Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as set forth in Section 1104, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer and the Guarantors shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer or the Guarantors at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of principal or payments of interest thereon whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 117.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to
Section 1002 (with, if the Issuer or the Capital Markets Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Capital Markets Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Capital Markets Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                   GUARANTEE

SECTION 1201. Guarantee of the Guarantors. Each of the Guarantors by its execution of this Indenture hereby (1) agrees with each Holder of a Security authenticated and delivered by the Capital Markets Trustee and with the Capital Markets Trustee on behalf of such Holder to be unconditionally and jointly and severally bound by the terms and provisions of the Guarantee set forth in
Section 205 and (2) authorizes the Issuer, in the name and on behalf of such Guarantor, to confirm such Guarantee to the Holder of each such Security by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Capital Markets Trustee.

SECTION 1202.  Execution and Delivery of Guarantee.

          To evidence the Guarantee set forth in Section 1201 hereof, the Guarantors agree that a notation of the Guarantee substantially in the form set forth in Section 205 shall be endorsed on each Security authenticated and delivered by the Capital Markets Trustee and that this Indenture shall be executed on behalf of the Guarantors by a Responsible Officer of each.

          The Guarantors agree that the Guarantee set forth in this Article Twelve will remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each Security a notation of the Guarantee.


                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.  Issuer's Option to Effect Defeasance or Covenant Defeasance.

          The Issuer may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by an Issuer Order or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1302.  Defeasance and Discharge.

          Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities and the Guarantors shall be deemed to have been discharged from their obligations with respect to its Guarantee as provided in this Section 1302 on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that (i) the Issuer and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and the Guarantees endorsed thereon and to have satisfied all their other obligations under such Securities and Guarantees, respectively, this Indenture and any other applicable Financing Document insofar as such Securities are concerned (and the Capital Markets Trustee, at the expense of the Issuer, shall execute instruments in form and substance satisfactory to the Issuer and the Guarantors acknowledging the same) and (ii) subject to the provisions of the Common Security Agreement, all of the Collateral shall be released, without requiring the consent of any Holder, from any and all security interests to the extent held directly or indirectly for the benefit of the Holders, subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such
Section 1304, payments in respect of the principal of, any premium payable upon the redemption or purchase thereof and any other premium and interest on such Securities when payments are due, (2) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 1003 and 1004, (3) the rights, powers, trusts, duties and immunities of the Capital Markets Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of their option (if any) to have Section 1303 applied to such Securities.

SECTION 1303.  Covenant Defeasance.

          Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities, with respect to such Securities, (1) the Issuer shall be released from its covenants and obligations incorporated by reference in
Section 1001 from the Common Security Agreement (except for covenants or other obligations to make any payments), any other covenants and obligation in the Common Security Agreement (except for covenants or other obligations to make any payments) and any covenants pursuant to Section 901(2), 901(7) and 1002 through 1007 inclusive hereunder, each provided for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Section 10.01 of the Common Security Agreement (with respect to any such covenants or obligations), shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenants or obligations (to the extent so specified in the case of Section
10.01 of the Common Security Agreement), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such covenant or obligation to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

          (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Capital Markets Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their Security will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Capital Markets Trustee, to pay and discharge, and which shall be applied by the Capital Markets Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, any premium payable upon the redemption or purchase thereof, and any other premium and interest on such Securities on or prior to the respective Stated Maturities, in accordance with the Security of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United

     States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depository receipt.

          (2) If any such deposit of money shall have been made prior to the Stated Maturity of the final installment of principal or Redemption Date of such Securities, the Issuer shall have delivered to the Capital Markets Trustee an Issuer Order stating that such money shall be held by the Capital Markets Trustee, in trust, as provided in Section 1305 hereof.

          (3) In the case of redemption or purchase of Securities, the notice requisite to the validity of such redemption or purchase shall have been given, or irrevocable instructions shall have been given by the Issuer to the Capital Markets Trustee to give such notice, under arrangements satisfactory to the Capital Markets Trustee.

          (4) In the event of an election to have Section 1302 apply to any Securities, the Issuer shall have delivered to the Capital Markets Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (5) In the event of an election to have Section 1303 apply to any Securities, the Issuer shall have delivered to the Capital Markets Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (6) The Issuer shall have delivered to the Capital Markets Trustee an Officers'

     Certificate to the effect that such Securities, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (7) No Potential Default or Event of Default with respect to such Securities shall have occurred and be Continuing at the time of such deposit or, with regard to any such event specified in clause (f) of
     Section 10.01 of the Common Security Agreement, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a Potential Default, an Event of Default or a default under, any other agreement or instrument to which the Issuer or any of the Guarantors is a party or by which the Issuer or any of the Guarantors is bound including without limitation the Transaction Documents.

          (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (10) The Issuer and the Guarantors shall have delivered to the Capital Markets Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          In the event that Securities which shall be deemed to have been paid as provided in this Section 1304 do not mature and are not to be redeemed or purchased within the 60-day period commencing on the date of the deposit with the Capital Markets Trustee of monies, the Issuer shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption or purchase with respect to such Securities, to the Holders of such Securities to the effect that the Issuer is deemed to have made full payment on such Securities and the circumstances thereof.

SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 1004, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Capital Markets Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Capital Markets Trustee and any such other trustee are referred to collectively as the ATrustee@) pursuant to
Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture and the Common Security Agreement to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal of, any premium payable upon the redemption or purchase thereof, and any other premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Issuer and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon receipt of an Issuer Request any money or U.S. Government Obligations held by it as provided in
Section 1304 with respect to any Securities which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306.  Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities and the Common Security Agreement from which the Issuer have been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer or the Guarantors makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Issuer or the Guarantors shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                              ____________________


          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate or partnership seals to be hereunto affixed and attested, all as of the day and year first above written.

                              PORT ARTHUR FINANCE CORP.


                              By:   /s/ Maura J. Clark
                                  -------------------------------------
                                  Name:  Maura J. Clark
                                  Title: Executive Vice President and
                                           Chief Financial Officer

Attest:

/s/ Richard A. Keffer
--------------------------

                              PORT ARTHUR COKER COMPANY L.P.

                              By:  SABINE RIVER HOLDING CORP.,
                                   GENERAL PARTNER


                              By:   /s/ Maura J. Clark
                                  -------------------------------------
                                  Name:  Maura J. Clark
                                  Title: Executive Vice President and
                                           Chief Financial Officer

Attest:

/s/ Richard A. Keffer
--------------------------

                              SABINE RIVER HOLDING CORP.


                              By:   /s/ Maura J. Clark
                                  -------------------------------------
                                  Name:  Maura J. Clark
                                  Title: Executive Vice President and
                                           Chief Financial Officer

Attest:

/s/ Richard A. Keffer
--------------------------

                              NECHES RIVER HOLDING CORP.


                              By:   /s/ Maura J. Clark
                                  -------------------------------------
                                  Name:  Maura J. Clark
                                  Title: Executive Vice President and
                                           Chief Financial Officer

Attest:

/s/ Richard A. Keffer
--------------------------


                              BANKERS TRUST COMPANY, as Collateral Trustee


                              By:   /s/ James McDonough
                                  -------------------------------------
                                  Name:  James McDonough
                                  Title: Vice President


                              By:  /s/ William T. Jenkins
                                 --------------------------------------
                                  Name:  William T. Jenkins
                                  Title: Assistant Vice President


                              HSBC BANK USA, as Capital Markets Trustee


                              By: /s/ James M. Foley
                                 --------------------------------------
                                  Name:  James M. Foley
                                  Title: Assistant Vice President

STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )


          On the 19/th/ day of August, 1999, before me personally came Maura Clark, to me known, who, being by me duly sworn, did depose and say that [he-- she] is EVP & CFO of Port Arthur Finance Corp., one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.

                                        /s/ Marisa Gondrez
                                        --------------------------------------

                                         Marisa S. Gondrez
                                         Notary Public state of New York
                                         No. 01G06012061
                                         Qualified in Queens Count
                                         Certificate Filed in New York County
                                         Commission Expires Aug. 17, 2000


STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )

          On the 19/th/ day of August, 1999, before me personally came Maura Clark, to me known, who, being by me duly sworn, did depose and say that [he-- she] is EVP & CFO of Sabine River Holding Corp., one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.

                                         /s/ Marisa Gondrez
                                         -------------------------------------

                                         Marisa S. Gondrez
                                         Notary Public state of New York
                                         No. 01G06012061
                                         Qualified in Queens Count
                                         Certificate Filed in New York County
                                         Commission Expires Aug. 17, 2000

STATE OF NEW YORK   )
                    ss:
COUNTY OF NEW YORK  )


          On the 19/th/ day of August, 1999, before me personally came Maura Clark, to me known, who, being by me duly sworn, did depose and say that [he-- she] is EVP & CFO of Neches River Holding Corp., one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.


                                         /s/ Marisa Gondrez
                                         -------------------------------------

                                         Marisa S. Gondrez
                                         Notary Public state of New York
                                         No. 01G06012061
                                         Qualified in Queens Count
                                         Certificate Filed in New York County
                                         Commission Expires Aug. 17, 2000

                                                                       EXHIBIT A
                                                                    to Indenture


                        FORM OF REQUEST FOR INFORMATION
                        FROM THE CAPITAL MARKETS TRUSTEE



Via Facsimile:  (___) _________

HSBC Bank USA
140 Broadway
New York, NY 10005-1180

Attn: James M. Foley, Issuer Services

          Pursuant to Section 116 of the Indenture dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., as Issuer, Port Arthur Coker Company L.P., Sabine River Holding Corp. and Neches River Holding Corp., all as Guarantors (collectively, the "Guarantors"), Bankers Trust Company, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee, [Name of holder], as beneficial holder, hereby requests, which request is a continuing request until further notice to the contrary, that you deliver to us at [Address of holder], Attention: [_________] all information and copies of all documents that the Issuer or the Partnership are required to deliver to you pursuant to Rule 144A under the Securities Act of 1933, as amended, or pursuant to the Common Security Agreement (as defined in the Indenture). [Name of holder] hereby certifies that it is a beneficial holder of 12.50% Senior Secured Notes Due 2009 of the Issuer.

[Name of holder]


_____________________________                _______________
Authorized Signature                               Date

                                                                       EXHIBIT B
                                                                    to Indenture

                   FORM OF REQUEST FOR FINANCIAL INFORMATION
                       FROM THE ISSUER OR THE PARTNERSHIP



Via Facsimile:  (___) ___________

Port Arthur Finance Corp.
1801 S. Gulfway Drive, Office No. 36
Port Arthur, Texas 77640

Attention: Directors

Port Arthur Coker Company L.P.
1801 S. Gulfway Drive, Office No. 36
Port Arthur, Texas 77640


          Pursuant to Section 116 of the Indenture dated as of August 19, 1999 (the "Indenture"), among Port Arthur Finance Corp., as Issuer, Port Arthur Coker Company L.P., Sabine River Holding Corp. and Neches River Holding Corp., all as Guarantors (collectively, the "Guarantors"), Bankers Trust Company, as Collateral Trustee, and HSBC Bank USA, as Capital Markets Trustee, [Name of holder], as beneficial holder, hereby requests, which request is a continuing request until further notice to the contrary, that the Issuer (with respect to itself) and the Partnership (with respect to itself) deliver all financial information required to be delivered to the Secured Parties by you pursuant to the Common Security Agreement directly to us at [Address of holder], Attention:
[___________]. [Name of holder] hereby certifies that it is a beneficial holder of 12.50% Senior Secured Notes Due 2009 of the Issuer.

[Name of holder]


_____________________________                _______________
Authorized Signature                               Date

                                      B-1